UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss..240.14a-11(c) or ss..240.14a-12

                                 Oragenics, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            ______________________

      (2)   Aggregate number of securities to which transaction applies:
            ______________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ______________________

      (4)   Proposed maximum aggregate value of transaction:
            ______________________

      (5)   Total fee paid: ______________________

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid: ______________________

      (2)   Form Schedule or Registration Statement No.: ______________________

      (3)   Filing Party: ______________________

      (4)   Date Filed: ______________________

                                     [LOGO]



                                 ORAGENICS, INC.
                            13700 Progress Boulevard
                             Alachua, Florida 32615

                                 March 31, 2006

Dear Shareholder:

      You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Oragenics, Inc. (the "Company") which will be held at the offices of the Company, 13700 Progress Boulevard, Alachua, Florida, on Friday, May 5, 2006, at 10:00 a.m. local time.

      We look forward to your attendance at the Annual Meeting so that you can learn more about your Company and become better acquainted with members of the Board of Directors and the management team. The notice of the meeting and the proxy statement on the following pages cover the formal business of the meeting, which includes (i) the election of directors, (ii) the vote to approve an Amended and Restated 2002 Stock Option and Incentive Plan to increase the shares available for issuance from 1,500,000 to 3,000,000 and to ratify prior board amendments to the plan; and (iii) the transaction of such other business as may properly come before the Annual Meeting. Your vote is important, whether or not you are planning to attend, please complete the enclosed proxy card and return it in the enclosed envelope to cast your vote. You will still be able to revoke your proxy and vote your shares in person at the Annual Meeting if you so desire.

      If you have any questions about the Proxy Statement or the accompanying 2005 Annual Report on Form 10-KSB, please contact Mr. Paul A. Hassie at (386) 418-4018 X232.

                                              Sincerely,

                                              /s/ David J. Gury
                                              Chairman of the Board of Directors

                                 ORAGENICS, INC.
                            13700 Progress Boulevard
                             Alachua, Florida 32615

                      NOTICE TO THE HOLDERS OF COMMON STOCK
                      OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 5, 2006

      Notice is hereby given to the holders of the common stock, $.001 par value per share (the "Common Stock"), of Oragenics, Inc. (the "Company") that the 2006 Annual Meeting of Shareholders of the Company (including any postponements or adjournments thereof, the "Annual Meeting") will be held at the offices of the Company, 13700 Progress Boulevard, Alachua, Florida, on Friday, May 5, 2006, at 10:00 a.m., local time, for the following purposes:

      (i) To elect Directors to serve until the next Annual Meeting of Shareholders;

      (ii) To approve the Amended and Restated 2002 Stock Option and Incentive Plan to increase the number of shares available for issuance from 1,500,000 to 3,000,000 and to ratify prior board amendments to the plan;

      (iii) To transact such other business as may properly come before the Annual Meeting.

      Information relating to the Annual Meeting and matters to be considered and voted upon at the Annual Meeting is set forth in the attached Proxy Statement.

      Only those shareholders of record at the close of business on March 24, 2006, are entitled to notice of and to vote at the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Annual Meeting and for a period of ten days prior thereto at the executive offices of the Company in Alachua, Florida.

                                             BY ORDER OF THE BOARD OF DIRECTORS,


                                             /s/ Paul A. Hassie
                                             Secretary
March 31, 2006

      WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY APPOINTMENT AND VOTE IN PERSON.

                                 ORAGENICS, INC.

                                 PROXY STATEMENT
                           FOR HOLDERS OF COMMON STOCK
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 5, 2006


         This Proxy Statement is furnished to holders of the common stock, $.001 par value per share ("Common Stock"), of Oragenics, Inc., a Florida corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors from holders of the outstanding shares of Common Stock for use at the 2006 Annual Meeting of Shareholders to be held at 10:00 a.m. local time at the offices of the Company, 13700 Progress Boulevard, Alachua, Florida, on Friday, May 5, 2006 (including any postponements or adjournments thereof, the "Annual Meeting").

      The Annual Meeting will be held for the following purposes:

      (i) To elect Directors to serve until the next Annual Meeting of Shareholders;

      (ii) To approve the Company's Amended and Restated 2002 Stock Option and Incentive Plan to increase the number of shares available for issuance from 1,500,000 to 3,000,000 shares and to ratify prior board amendments to the plan; and

      (ii) To transact such other business as may properly come before the Annual Meeting.

      This Proxy Statement and the accompanying Proxy are first being mailed to shareholders of the Company on or about March 24, 2006.

Shareholders Entitled to Vote

      Only shareholders of record of the Company at the close of business on March 24, 2006 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock is entitled to one vote. On March 24, 2006, there were 19,646,117 shares of Common Stock issued and outstanding.

      Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of shareholders of record on the Record Date.

Quorum and Voting Requirements

      The holders of record of a majority of the votes of Common Stock entitled to be vote at the Annual Meeting, present in person or by proxy, are required to establish a quorum for the Annual Meeting and for voting on each matter. For the purpose of determining the presence of a quorum, abstentions and "broker non-votes" are counted as present and entitled to vote for purposes of determining the presence or absence of a quorum. A broker non-vote is when a brokerage firm or banks holding shares of record for their customers in street name does not receive specific instructions from their customers, as the beneficial owners, and the brokerage firm and banks advise that they lack discretionary voting authority on a particular proposal. Although there are no controlling precedents under Florida law regarding the treatment of broker non-votes, the Company intends to apply the principles set forth herein. The Company believes that under applicable American Stock Exchange rules, brokerage firms and banks have discretionary authority to vote their customers' unvoted shares with regard to the proposal to elect directors. Brokers do not, however, have discretionary authority to vote on the proposal to approve the Company's Amended and Restated 2002 Stock Option and Incentive Plan to increase the number of shares available for issuance from 1,500,000 to 3,000,000 shares and to ratify prior board amendments to the plan. With regard to this proposal, broker non-votes will be considered as votes not entitled to be cast and will not affect the outcome on proposal to amend the Company's 2002 Stock Option and Incentive Plan.

PROPOSAL I: Election of Directors. The election of five Directors by the holders of Common Stock will require a plurality of the votes cast by the shares of Common Stock represented and entitled to vote in the election at the Annual Meeting. With respect to the election of Directors, shareholders may (i) vote "for" each of the nominees, (ii) withhold authority for each of such nominees, or (iii) withhold authority for specific nominees but vote for the other nominees. Because the Directors are elected by a plurality of the votes cast by the shares represented and entitled to vote, an abstention from voting or a broker non-vote will have no effect on the outcome of the election of Directors.

 PROPOSAL II: Approval of the Company's Amended and Restated 2002 Stock Option and Incentive Plan. Approval of the amendment requires the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting for approval of the plan amendment. With respect to this proposal, shareholders may (i) vote "for" the proposal, (ii) vote "against" the proposal, or (iii) abstain from voting. Broker non-votes will have no effect on the outcome of the proposal. Abstentions have the same effect as votes against the proposal.

Voting

      A shareholder of record who does not hold his shares through a brokerage firm, bank or other nominee (in "street name") may vote his shares in person at the Annual Meeting. If a shareholder holds shares in street name, he must obtain a proxy or evidence of stock ownership from his street name nominee and bring it with him in order to be able to vote his shares at the Annual Meeting.

      If the enclosed Proxy is executed, returned in time and not revoked, the shares represented thereby will be voted in accordance with the instructions indicated in such PROXY. IF A SIGNED VALID PROXY IS RETURNED AND NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES.

      The Board of Directors is not presently aware of any other business to be presented to a vote of the shareholders at the Annual Meeting. As permitted by Rule 14a-4(c) of the Securities and Exchange Commission (the "Commission"), the persons named as proxies on the proxy cards will have discretionary authority to vote in their judgment on any proposals properly presented by shareholders for consideration at the Annual Meeting that were not submitted to the Company within a reasonable time prior to the mailing of these proxy materials. Such proxies also will have discretionary authority to vote in their judgment upon the election of any person as a Director if a Director nominee named in Proposal I is unable to serve for good cause or will not serve, and on matters incident to the conduct of the Annual Meeting.

      A shareholder of record who has given a Proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. All written notices of revocation of Proxies should be addressed as follows:

                Continental Stock Transfer & Trust Company, Inc.
                                17 Battery Place
                             New York, NY 10004-1123

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

      The Board of Directors currently consists of five board seats, of which all positions are currently filled. Directors David Gury, Jeffrey Hillman and Robert Zahradnik nominated for re-election at the Annual Meeting and director Hawes is nominated for election to the Board after being appointed to the Board to fill the vacancy left by Dr. Zahradnik's departure from the Board to become President and Chief Executive Officer in July 2005. If elected, each of the directors will hold office until the next Annual Meeting of Shareholders and until his/her successor is elected and qualified, or as otherwise provided by the Company's Bylaws or by Florida law.

      The directors who have been nominated for reelection at the Annual Meeting are Messrs. Gury, Hawes, Hillman and Zahradnik. Director Brian Anderson has advised the Chairman that he has declined to stand for re-election to the Board of Directors. Due to Mr. Anderson's decision there will be one vacancy on the Board, which the Board expects to fill in the near future. All directors seeking nomination have served as directors since the prior annual meeting of shareholders.

      If any of the nominees should be unavailable to serve for any reason, the Board of Directors may:

      o designate a substitute nominee, in which case the persons named as proxies will vote the shares represented by all valid Proxies for the election of such substitute nominee;

      o allow the vacancy to remain open until a suitable candidate is located and nominated; or

      o     adopt a resolution to decrease the authorized number of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH DIRECTOR NOMINEE. If a choice is specified on the Proxy by the shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted FOR the Director nominees. Election of each Director nominee will require the affirmative vote of a plurality of the votes cast by shares of Common Stock represented and entitled to vote at the Annual Meeting.

      The following paragraphs set forth the names of the Director nominees of the Company, their ages, their positions with the Company, and their principal occupations and employers for at least the last five years. For information concerning Directors' ownership of Common Stock, see "Security Ownership of Certain Beneficial Owners and Management."

      The Board of Directors, as recommended by the non management directors, has nominated the following individuals for election by the holders of Common Stock as Directors of the Company:

Nominees for Director - Term to Expire at the Next Annual Meeting

      David J. Gury. Mr. Gury, age 67, has been a director since October 2003, serving as chairman of the board of directors since December 2004. Mr. Gury was Chief Executive Officer of NABI Biopharmaceuticals from April 1992 to June 2003 and was the chairman of the board from April 1992 to May 2004. From May 1984 until April 1992, Mr. Gury was President and Chief Operating Officer of NABI. During his tenure, the Company successfully transitioned from a plasma supplier into a fully integrated biopharmaceutical company. Prior to joining NABI Biopharmaceuticals, Mr. Gury spent his career with Abbott Laboratories in various administrative and executive positions and with Alpha Therapeutics Corporation, a spin out from Abbott. Mr. Gury completed his A.B. in economics at Kenyon College, Gambier, Ohio, in 1960 and received his MBA at the University of Chicago in 1962, specializing in accounting and finance. Mr. Gury is a member and former Chairman of the Florida Research Consortium; and past Chairman and a member of BioFlorida.

      George T. Hawes. Mr. Hawes, age 59, has served as a director since December 2005. Mr. Hawes received a BBA in Accountancy from the University of Notre Dame in 1968 and subsequently amassed over 35 years experience in business and international finance. He has worked for Avon Products Inc. and Hurdman and

Cranston, Certified Public Accountants (now part of KPMG). He is currently an investor and sits on the Boards of Gentry Resources, Ltd. a Calgary based oil and gas company, Midway Gold Corp., a Vancouver based gold exploration company, and Proginet Corp., a Garden City, NY based computer software company. He sits on the Audit Committee of all three Companies and serves as Chairman of the Audit Committee for Gentry and Midway.


      Jeffrey D. Hillman. Dr. Hillman, age 57, has been our chief scientific officer since November 1996 and served as chairman of the board of directors from November 1996 to December 2004. From November 1991, Dr. Hillman has been Professor in the College of Dentistry at the University of Florida in Gainesville, Florida. However, Dr. Hillman has been on leave from the University of Florida, since February 2001, in order to develop our technologies and technologies licensed from IviGene Corporation, Alachua, Florida. Dr. Hillman received undergraduate training at the University of Chicago (Phi Beta Kappa), and his D.M.D. degree (cum laude) and Ph.D. from Harvard University. He was on the faculty of the Forsyth Institute from 1976 to 1991, and chaired the Department of Molecular Genetics there. He has authored or co-authored more than 100 publications and textbook chapters on subjects related to infectious diseases, including the etiology and prevention of tooth decay and other oral diseases, and novel antibiotics. He is the inventor or co-inventor of several platform technologies to identify targets for the development of new vaccines and diagnostic tests for a wide variety of infectious diseases and cancer.

      Robert T. Zahradnik. Dr. Zahradnik, age 61, served as a member of our board of directors since November 1996, except for the period between July 2005 to January 2006. During that period Dr. Zahradnik resigned from the Board so we would satisfy regulatory requirements with regards to independent directors. Dr. Zahradnik was appointed back on the Board to fill the vacancy left by our former chief executive officer and director. Dr. Zahradnik has served as Oragenics' President and Chief Executive since July 2005. From July 2000 to present Dr. Zahradnik has been a director of IviGene Corporation, Alachua, Florida. IviGene is engaged in the business of developing vaccines and therapeutics. From September 1999 to June 2005, Dr. Zahradnik was general manager of ProHealth, Inc., Batesville, Arkansas. ProHealth, Inc. is a manufacturer of nutritional supplements and household and skin care products. From February 1993 to June 2005, Dr. Zahradnik was a partner and general manager of Professional Dental Technologies and Therapeutics, Batesville, Arkansas, an oral pharmaceutical manufacturer. From February 1986 until June 2003, Dr. Zahradnik has been the chief executive officer and chairman of the board of directors of Advanced Clinical Technologies, Inc., Medfield, Massachusetts, a medical diagnostic manufacturer and technical consulting firm. Dr. Zahradnik is a graduate of Penn State University with a Bachelor of Science degree in Chemistry and Boston University with a PhD in Physical Chemistry.

Director Not Standing For Re-Election

      Brian Anderson. Mr. Anderson, age 58, has been a member of our board of directors since August 2002. Mr. Anderson is currently a Regional Director for Alkermes, Inc. and recently served as Executive Vice President at Medicinova, Inc., San Diego, California. From August 2002 to January 2002, Mr. Anderson was an advisor and consultant for Montridge, LLC, Ridgefield CT, an investor relations firm. From 1998 to June of 2002, Mr. Anderson was the President and Chief Executive Officer of Cognetix, Inc., Salt Lake City, Utah, a research and therapeutics development company. From 1995 to 1998, Mr. Anderson was Senior Vice President, Marketing and Commercial Development of Interneuron Pharmaceuticals, Inc., Lexington, Massachusetts (now called Indevus Pharmaceuticals Inc.), a specialty pharmaceutical company whose shares are listed on the NASDAQ National Market. From 1987 to 1995 Mr. Anderson held a number of executive positions at Bristol-Myers Squibb, including responsibilities in business development, strategic planning and marketing. Mr. Anderson is a graduate of the University of Manitoba with a Bachelor of Science degree in Physical Education.


Executive Management

      Jeffrey D. Hillman and Robert T. Zahradnik. The biographies of Dr. Hillman and Dr. Zahradnik are included under the section heading "Nominees for Director" above.

      Paul A. Hassie. Mr. Hassie, age 55, has been our chief financial officer, Secretary and Treasurer since July 2002. From February 2000 to December 2003, Mr. Hassie was president of BioFlorida, a trade organization located in Gainesville, Florida that supports biosciences in Florida. From November 1999 to December 2003, Mr. Hassie was also engaged in the business of financial consulting to bioscience companies in the Gainesville, Florida area. From June 1997 to November 1999, Mr. Hassie was chief financial officer of USBiomaterials Corporation located in Alachua, Florida. USBiomaterials develops healthcare products for bone regeneration and for dental care. From January 1992 to May 1997, Mr. Hassie was controller for Transkaryotic Therapies, Inc. located in Cambridge, Massachusetts. Transkaryotic Therapies is engaged in the business of research and development of gene therapy products. From January 1984 to September 1991, Mr. Hassie was senior manager in the Boston office of Ernst & Young LLP, Certified Public Accountants. Mr. Hassie received a Bachelor of Science degree in Accounting from Bryant University, Smithfield, Rhode Island in 1977; an MBA in Management from Bryant University in 1981; and, a Masters of Science degree in Taxation from Bryant University in 1996. Mr. Hassie is a member of the American Institute of Certified Public Accountants and is a licensed Certified Public Accountant in the Commonwealth of Massachusetts.


Scientific Advisory Board

      We frequently use scientists and physicians with expertise related to our technologies to advise us on scientific and medical matters. Many of these individuals are compensated according to a specific financial arrangement established with each party, whereas others join our Scientific Advisory Board
(SAB). Currently the official membership of our SAB is as follows:

      Howard K. Kuramitsu, Ph.D. Dr. Kuramitsu is a retired UB Distinguished Professor at the State University of New York at Buffalo. He is a leading expert in the area of the biology of the oral cavity and studies diseases associated with the oral cavity. Dr. Kuramitsu serves on the Editorial Boards of the International Journal of Oral Biology, Oral Microbiology and Immunology and Infection and Immunity. He also serves on the NIH-NIDCR Advisory Council. Dr. Kuramitsu's work includes more than 170 publications.

      Per-Erik J. Saris, Ph.D. Dr. Saris is a professor in food microbiology at the University of Helsinki in Finland. He is an expert in antibacterial peptides produced by bacteria. His team is part of the Centre of Excellence "Microbial Resources" appointed by the Academy of Finland. He was the first to amplify DNA directly from bacteria in 1990 and has since been active in different fields of molecular biology of bacteria including vaccine development, protein production, metabolic engineering and targeting of bacteria.

                 THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Meetings of the Board of Directors and Committees

      Board of Directors. The property, affairs and business of the Company are under the general management of its Board of Directors as provided by the laws of the State of Florida and the Bylaws of the Company. The Board of Directors conducts its business through meetings of the full Board and through committees of the Board, and the Board of Directors has appointed standing Audit and Compensation Committees of the Board of Directors. The Board has no formal policy regarding board member attendance at the annual meeting. All of our directors attended the prior year's annual meeting.

      The Board normally consists of five members, although from July 6, 2005 to January 6, 2006 the Board consisted of four members. At the conclusion of the annual meeting the Board of Directors will again be at four with one vacancy due to the determination of one independent director to not stand for re-election. The Board has adopted the definition of "independence" as described under the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") Section 301, Rule 10A-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Board periodically reviews the size of the Board and recommends any changes it determines to be appropriate given the needs of the Company. Under the Company's Bylaws, the number of members on the Board may be increased or decreased by resolution of the Board.

      The Board of Directors met or unanimously consented to resolutions fourteen times during the year ending December 31, 2005 ("Fiscal 2005"). Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and Committees during Fiscal 2005 during his tenure as a director. In conjunction with its regularly scheduled meetings, "independent" directors have met in Executive Session.

      In March 2004, the Board adopted a Corporate Governance Policy. The Board reviews this policy annually to ensure the Company's policies and practices are in line with the standards suggested by various groups or authorities active in corporate governance as well as practices of other comparable public companies. Based upon this review, the Company expects to adopt changes from time to time that the Board of Directors believes are reasonable and appropriate corporate governance policies and practices for the Company. The Company will also adopt changes, as appropriate, to comply with Sarbanes-Oxley requirements and any rule changes made by the Securities and Exchange Commission. At its meetings on February 28, 2006 and March 18, 2005, the Board reviewed the Corporate Governance Policy and made no changes to it.

      In March 2004, the Board adopted a Code of Business Conduct and Ethics for its directors and employees to ensure all local, state and federal government regulations are complied with; that all accounting rules, regulations and procedures are followed; and that its business methods and practices are ethical. The Code of Business Conduct and Ethics of Conduct also provided for compliance with the specific financial and accounting procedural and reporting requirements of Section 406 of Sarbanes-Oxley.

      Audit Committee. From January 1 to July 6, 2005, the Audit Committee consisted of Messrs. Anderson, Gury and Zahradnik. From July 6, 2005 through year-end the Audit Committee consisted of Messrs. Anderson and Gury. Mr. Gury serves as Chairman of the Audit Committee and the Board has determined that Mr. Gury is also the Audit Committee's financial expert. Each of the Audit Committee members meet the definition of being "independent" as defined under the Sarbanes-Oxley Act of 2002 and under the applicable American Stock Exchange listing standards. Upon the conclusion of the Annual Meeting Mr. Anderson will no longer be a director. At that time Mr. Hawes, as an independent director, is expected to commence service on the Audit Committee. The Board recognizes that Mr. Hawes is the beneficial owner of approximately 19% of the outstanding shares of the Company (when considering the warrants he holds) but is of the opinion that such ownership percentage does not constitute control of the Company, would not interfere with his exercise of independent judgment in carrying out the responsibilities of a director and that his membership on the Audit Committee is in the best interests of the Company and its shareholders. The Audit Committee met five times in 2005. In March 2004, the Audit Committee adopted its charter that complies with the requirements related to Sarbanes-Oxley. The Audit Committee has the sole authority to engage and discharge, review the independence, qualifications, activities and compensation of the Company's independent registered certified public accountants. The Audit Committee reports to the Board the appointment of the independent registered certified public accountants. The Audit Committee must assure regular rotation of the lead and concurring audit partners. The Audit Committee is responsible for the oversight of the Company's financial policies, control procedures, accounting staff, and reviews and approves the Company's financial statements. The Audit Committee is responsible for the review of transactions between the Company and any Company officer, director or entity in which a Company officer or director has a material interest. The Audit Committee must develop and maintain procedures for the submission of complaints and concerns about accounting and auditing matters. The Audit Committee must assure CEO and CFO certifications meet their obligations by performing a review and evaluation of the Company's disclosure controls and procedures. The Audit Committee has the authority to engage the services of an outside advisor when required. The Audit Committee must receive reports from the independent registered certified public accountants on critical accounting policies, significant accounting judgments and estimates, off-balance sheet transactions and non-Generally Accepted Accounting Principles financial measures. See "Report of the Audit Committee of the Board of Directors".

      Nominating Committee. The Board of Directors does not have a separate nominating committee. The entire Board functions as the Company's nominating committee. The Board has not adopted a nominating committee charter. The Board does not currently have a policy with regard to the consideration of any director candidates recommended by security holders. Given the Company's current size, stage of development, and size of the Board, the Board believes that it is not currently appropriate to establish a separate policy for security holders to submit such recommendations. Notwithstanding the lack of a formal policy regarding security holder nominations, the Board may from time to time consider candidates proposed for consideration for service on the Company's Board by security holders. The Board has not set any specific minimum qualifications that must be met by a nominee presented for consideration to the Board by a security holder. A Board member may become aware of a potential nominee and present such nominee to the full Board for consideration at a Board meeting. The Board would evaluate the candidate and determine whether such person should be considered for Board service based on a variety of criteria including but not limited to, whether the individual has experience in the Company's industry, potential conflicts, and the person's ability to work with existing Board members and expected contributions. The Board would evaluate a nominee submitted by a security holder in the same or similar manner as one submitted by a Board member.

      Compensation Committee. The Compensation Committee, which administers the Company's various incentive and stock option plans, consisted of Messrs. Anderson, Gury and Zahradnik from January 1 to July 6, 2005. From July 6 through year-end the Compensation Committee consisted of Messrs. Anderson and Gury. Mr. Anderson serves as Chairman of the Compensation Committee. None of the Committee members has ever been an officer or employee of the Company. Upon the conclusion of the Annual Meeting, Mr. Anderson will no longer be a director. At that time, Mr. Hawes as an independent director, is expected to commence service on the Compensation Committee. The Compensation Committee met or unanimously consented to resolutions two times in Fiscal 2005. The Compensation Committee is responsible for establishing the compensation of the Company's directors, Chief Executive Officer and all other executive officers, including salaries, bonuses, severance arrangements, and other executive officer benefits. The Committee also administers the Company's various incentive and stock option plans and designates both the persons receiving awards and the amounts and terms of the awards. In March 2004, the Compensation Committee adopted a charter to outline its compensation, benefits and management development philosophy and to communicate to shareholders the Company's compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission.

Direct Shareholder Communication to Board Members

      The Company does not currently have a formal process for direct security holder communications to the Board. The basis for the Board's view that it is appropriate for the Company to not have such a formal process includes but is not limited to the following: the Company's limited financial and personnel resources, the Company's stage of operations and development and the ability for security holders to communicate with Board members informally.

Compensation of Directors and Members of Scientific Advisory Board

      Directors who are executive officers of the Company receive no additional or special compensation as such for service as members of the Board of Directors. All other directors ("outside directors") receive $2,500 for each Board meeting attended up to a maximum of $10,000 per year. Directors who serve on the Audit Committee receive

$1,000 for each Committee meeting attended (except for the committee chairman, who receives $2,500 for each committee meeting) and reimbursement of reasonable expenses. Directors who serve on the Compensation Committee receive no additional compensation. The chairman of the board of directors was required to meet with management for one day during months when there was no recurring board meeting and received $1,500 for each such consultation time. This requirement of one day per month meetings with management concluded in September 2005. Outside directors are reimbursed for their expenses associated with travel to and from Board meetings and meetings with management.

      The Company has a stock option plan in which outside directors are eligible to participate. Each outside director, except Dr. Zahradnik and Mr. Hawes due to their significant stock ownership positions at the time they joined the Board, was granted an option to purchase 60,000 shares on the date first elected or appointed. Thereafter, on the date of each annual meeting of shareholders held during the time the plan is in effect and if he or she continues to serve in such capacity following such meeting, each outside director is granted an option to purchase 10,000 shares. During Fiscal 2005, Messrs. Anderson and Gury were granted options to purchase 10,000 shares each. In his capacity as chairman of the board of directors, in December 2004 Mr. Gury was granted options to purchase 25,000 shares.

      Messrs. Zahradnik and Hillman do not receive any compensation for serving as members of the board of directors. To date, in connection with their service as directors, Mr. Anderson, Mr. Gury and Dr. Zahradnik have been granted options to purchase 90,000 shares, 105,000 shares and 10,000 shares, respectively. These options vest over 3 years from the date of grant and terminate within 90 days from separation from service to the company.

      Members of our Scientific Advisory Board normally receive $2,500 for each meeting attended in addition to the discretionary grant of options to purchase shares under our stock option plan. There were no meetings held during 2005 and there were no payments made nor stock options granted in 2005 to any members of the Scientific Advisory Board.

SECTION 16(A) BENEFICIAL REPORTING COMPLIANCE

      Section 16(a) Beneficial Reporting Compliance Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors and any persons who beneficially own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, Directors and beneficial owners of more than ten percent of the Common Stock are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of forms furnished to the Company and written representations from the executive officers, directors and holders of ten percent or more of the Company's Common Stock, the Company believes, all persons subject to the reporting requirements with regard to the Common Stock complied with all applicable filing requirements during 2005 except that one report, covering one transaction, was filed late by Mr. Anderson.

                             EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid by us from January 1, 2003 to December 31, 2005, for our Chief Executive Officer and our next most highly compensated officers who earned more than $100,000 during the fiscal year ended December 31, 2005 (the "Named Officers").

                           Summary Compensation Table

                                                     Annual Compensation
                                        --------------------------------------------------------
Name and
Principal Position                      Year           Salary          Bonus       All Other (1)
------------------                      ----           ------          -----       -------------
Robert T. Zahradnik (2)                 2005          $63,750          $    0           $1,463
CEO & President

Jeffrey D. Hillman (3)                  2005         $153,750               0           $4,613
Chief Scientific Officer                2004          180,000               0            4,950
                                        2003          135,000               0                0

Paul A. Hassie                          2005          135,000               0           $4,050
CFO, Secretary and Treasurer            2004          135,000          13,500            4,118
                                        2003           43,000               0                0
Former Chief Executive Officer
Mento A. Soponis (4)                    2005         $144,311               0           $2,925
CEO & President                         2004          180,000          18,000            5,490
                                        2003          180,000               0                0


----------

(1) The Company retirement plan requires the Company to match employee contributions up to the first 3% of compensation earned and amounts presented represent the Company's matching contribution. For Dr. Zahradnik the amount excludes meeting fees of $12,500 that Dr. Zahradnik received in 2005 and 2004 for serving as a director and audit committee member prior to becoming an executive officer.
(2) Dr. Zahradnik began employment with the Company on July 1, 2005 at an annual salary of $180,000. During October and November Dr. Zahradnik orally agreed to an indefinite deferral of $26,250 in salary. This amount remained deferred and unpaid at December 31, 2005. The amount reflected in the table as salary excludes the deferred amount.
(3) During October and November Dr. Hillman orally agreed to an indefinite deferral of $26,250 in salary. This amount remained deferred and unpaid at December 31, 2005. The amount reflected in the table excludes the deferred amount.
(4) Mr. Soponis' employment with the Company ended on July 6, 2005. The salary paid to him through that date including accrued vacation pay totaled $97,311. After July 6, 2005 Mr. Soponis began receiving severance payments pursuant to a separation agreement with the Company at the rate of $15,000 per month for one year, of which $47,000 was paid to him during the year. As of December 31, 2005, we orally agreed with our former chief executive officer to defer certain payments due pursuant to our separation agreement, which amounted to a deferral of $40,500 of such payments. As part of the oral agreement with our former chief executive officer, we are currently paying $7,500 per month which is one half of the monthly amount due of $15,000 under the separation agreement. These payments were originally to be concluded in July of 2006, but due to the deferred amount and the current payment schedule these payments are expected to continue beyond that time period until paid.

Options to Purchase Securities

      Our directors and shareholders have previously approved the adoption of our 2002 Stock Option and Incentive Plan and subsequent amendment ("Plan"). There are 1,500,000 shares of common stock available for issuance under the Plan (subject to the approval of proposal II). The purpose of the Plan is to enable our company to attract, retain and motivate qualified directors and employees, to reward directors and employees and key consultants, such as members of our Scientific Advisory Board, for their contribution toward our long term goals, and to enable and encourage such individuals to acquire our shares as long term investments.

      The Company has reserved an aggregate of 1,500,000 shares of the Company's common stock for issuance pursuant to the Plan. The following table represents the number of shares issuable upon exercise and reserved for future issuance under these plans as of December 31, 2005.

                                                                                          Number of securities
                                                                                         remaining available for
                                                                                          future issuance under
                           Number of Securities to             Weighted-average             equity compensation
                           be issued upon exercise             exercise price of             plans (excluding
                           of outstanding options,           outstanding options,         securities reflected in
       Plan Category         warrants and rights              warrants and rights                column (a)
---------------------     -------------------------        -------------------------     -------------------------
                                     (a)                              (b)                            (c)
---------------------     -------------------------        -------------------------     -------------------------
Equity compensation
plans approved by
security holders                  1,260,000                        $1.90                             240,000
---------------------             ---------                        -----                             -------
Equity compensation                 137,500(1)                      2.75                                 --
plans not approved by                25,000(1)                      2.25                                 --
security holders                     35,000(2)                      1.59                                 --
                                  3,032,500(3)                      0.60                                 --
                                     35,000(3)                      0.40                                 --
---------------------             ---------                        -----                             -------
          Total                   4,525,000                        $1.04                             240,000
---------------------             ---------                        -----                             -------

-------------
(1) Represents 137,500 warrants with an exercise price of $2.75 per share issued on November 30, 2004, and exercisable for period of four years to investors and the placement agent and 25,000 warrants with an exercise price of $2.25 per share issued to the placement agent in connection with the private placement of 250,000 shares of common stock for gross proceeds of $687,500.
(2) Represents warrants issued to a consultant having provided investor relations services for us during 2005. Such warrants are exercisable for a period of three years.
(3) Represents (i) 2,937,500 warrants with an exercise price of $0.60 per share issued to investors in connection with the private placement of 2,937,500 shares of common stock for gross proceeds of $1,175,000, and (ii) warrants issued to Westrock Advisors, Inc. in connection with the termination of an investment advisor agreement, 95,000 warrants with an exercise price of $0.60 per share and 35,000 warrants with an exercise price of $0.40 per share. The warrants issued are exercisable for a two year period.

      We will not require or seek shareholder approval for the grant of options under the stock option plan, or the exercise of options. We may grant options under the stock option plan to employees of our company regularly employed on a full-time or part-time basis, our directors and officers, and persons who perform services for us on an ongoing basis or who have provided, or are expected to provide, services of value to us.

      There are no stock option plans or profit sharing plans for the benefit of our officers and directors other than as described herein. We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance.

                        Option Grants in Last Fiscal Year

The following table sets forth grants of options to purchase our common stock during the fiscal year ended December 31, 2005 to each Named Officer.

                      Number of    Percentage of Total
                      Securities   Options granted to
                      Underlying      Employees in      Exercise    Expiration
Name                   Options        Fiscal Year        Price         Date

Robert T. Zahradnik       0                0              ---           ---
Jeffrey D. Hillman        0                0              ---           ---
Paul A. Hassie          20,000           12.3%           $2.16     June 15, 2015
Mento A. Soponis          0                0              ---           ---


               Aggregated Option Exercises in Last Fiscal Year and
                          Fiscal Year-End Option Values

The following table sets forth information with respect to the aggregate stock option exercises by Named Officers during 2005 and the year end value of unexercised options held by the Named Officers.


                                                                              Number of
                                                                              Securities       Value of Unexercised
                                                                         Under-lying Options   In-the-Money Options
                                                                          at Fiscal Year End    at Fiscal Year End
                                      Number of                          Unexercised Options       Exercisable/
                                   Shares Acquired                           Exercisable/          Unexercisable
                                     on Exercise           Value            Unexercisable           (US $) (1)
                                        --------                            -------------           ----------
Name                                                  Realized (US $)
Robert T. Zahradnik                       0                  0              3,333 / 6,667              0 / 0
Jeffrey D. Hillman                        0                  0                  0 / 0                  0 / 0
Paul A. Hassie                            0                  0             61,666 / 48,334             0 / 0
Mento A. Soponis                          0                  0                  0 / 0                  0 / 0


----------
(1) Values shown in this column reflect the difference between the closing price of the Company's common stock on December 31, 2005 on the American Stock Exchange of $0.43 per share, and the exercise prices of the underlying options. Because all exercise prices are greater than $0.43 per share, all values are reported as zero.

Employment Contracts and Change in Control Arrangements

      We have employment agreements with Jeffrey D. Hillman and Paul A. Hassie. On January 1, 2004, we entered into an employment agreement with Dr. Hillman that superseded our prior employment agreement with him. Also, on January 1, 2004, we entered into an employment agreement with Mr. Hassie. Each of the agreements is for three years and provides for automatic one-year extensions after December 31, 2007. Under the terms of our employment agreements with Dr. Hillman and Mr. Hassie dated January 1, 2004, we are obligated to pay initial compensation of $180,000 and $135,000 per annum, respectively. These executive officers are also eligible for participation in incentive bonus compensation plans. The employment agreements also provide for other benefits including the right to participate in fringe benefit plans, life and disability insurance plans, expense reimbursement and 4 weeks accumulating vacation/sick leave annually. If any of these executive officers' employment is terminated by the Company without cause (as defined in the agreements) or within twelve months following a change of control (as defined in the agreements), they will be entitled to severance payments, at their then annual base salary and all stock options granted to the executive and any benefits under any benefit plans shall become immediately vested and to the extent applicable, exercisable. The employment agreements also include non-disclosure and non-compete provisions, as well as salary payments for a three month period in the event of an executive's death or disability during the term of the agreements.

      We entered into an Agreement of Separation and Release with Mento A. Soponis on July 6, 2005 under which we are obligated to pay $15,000 per month for twelve months. As a result, we have obtained and executed mutual releases with Mr. Soponis in connection with the rights and obligations of an employment agreement signed on January 1, 2004. During 2005, we paid $47,000 in cash and deferred $40,500 of the separation payments due to Mr. Soponis. As of December 31, 2005, we orally agreed with our former chief executive officer to defer certain payments due pursuant to our separation agreement, which amounted to a deferral of $40,500 of such payments. As part of the oral agreement with our former chief executive officer, we are currently paying $7,500 per month which is one half of the monthly amount due of $15,000 under the separation agreement. These payments were originally to be concluded in July of 2006, but due to the deferred amount and the current payment schedule these payments are expected to continue beyond that time period until paid.

      Messrs. Gury, Hillman, Zahradnik, Anderson and Kuramitsu have entered into Proprietary Information and Invention Agreements with us. Under these agreements, they have each agreed to hold all our proprietary information in the strictest confidence, and assigned to us all of their right, title and interest in any inventions which they make during the term of their employment or affiliation with us that incorporate, are based on or relate to any of our proprietary intellectual property rights.

Stock Option and Compensation Committee Interlocks and Insider Participation.

      The members of the Compensation Committee were Messrs. Anderson, Gury and Zahradnik from January 1 to July 6, 2005. From July 6 through December 31, 2005, the Compensation Committee consisted of Messrs. Anderson and Gury. No officer or employee of the Company participated in deliberations of the Compensation Committee concerning executive officer compensation during the year ended December 31, 2005 while serving as an officer or employee.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference in such filing.

      The Audit Committee of the Board of Directors consisted of directors Anderson, Gury and Zahradnik from January 1, 2005 to July 6, 2005. From July 6, 2005 to the end of the year the Audit Committee consisted of directors Anderson and Gury. All members of the Audit Committee were non-employee independent directors during their time of service. The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2005, and the notes thereto.

Review with Management

      The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2005, and the notes thereto. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles.

Review and Discussions with Independent Registered Public Accounting Firm

      The Audit Committee has discussed with Kirkland, Russ, Murphy and Tapp, PA the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters related to the conduct of the audit of our financial statements.

      The Audit Committee has also received and reviewed written disclosures and the letter from Kirkland, Russ, Murphy and Tapp, PA regarding its independence as required by Independence Standards Board Standard No. 1 and has discussed with Kirkland, Russ, Murphy and Tapp, PA their independence from us.

Conclusion

      Based on the review and discussions referred to above, the Audit Committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee also recommended that the appointment of Kirkland, Russ, Murphy and Tapp, PA as our independent registered public accounting firm be submitted to our shareholders for ratification.

Submitted by Audit Committee
of the Board of Directors:
   David J. Gury, (Chairman)
   Brian Anderson

March 24, 2006

                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

      The Company has elected not to submit its selection of Kirkland, Russ, Murphy & Tapp, PA, as the Company's independent registered public accountant to the shareholders for ratification for the coming fiscal year because it does not believe that it is required to do so.


Changes in Registrant's Certifying Accountants


(a) Dismissal of Previous Independent Registered Public Accounting Firm:


      (i) On August 26, 2005 the Audit Committee of the Board of Directors of Oragenics, Inc. ("the Company"), dismissed Ernst & Young LLP as the Company's independent registered public accounting firm.


      (ii) The reports of Ernst & Young LLP on the Company's financial statements as of and for the years ended December 31, 2003 and 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of Ernst & Young LLP on the Company's financial statements as of and for the year ended December 31, 2004 was modified for a going concern uncertainty.


      (iii) During the Company's fiscal years ended December 31, 2003 and 2004, and the subsequent interim period from January 1, 2005 through August 26, 2005, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.


      (iv) The Company requested Ernst & Young LLP to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 29, 2005, was filed as Exhibit 16 to the Form 8-K originally filed on August 29, 2005 and amended on August 31, 2005.


(b) Engagement of New Independent Registered Public Accounting Firm:


      On August 26, 2005, the Audit Committee of the Company's Board of Directors approved the engagement of Kirkland, Russ, Murphy and Tapp, PA as the Company's independent registered public accounting firm for the year ending December 31, 2005. Prior to the dismissal of Ernst & Young LLP, the Company did not consult with Kirkland, Russ, Murphy and Tapp, PA regarding:


            (i) the application of accounting principles to a specified transaction, either completed or proposed; or


            (ii) the type of audit opinion that might be rendered on the Company's financial statement.

      Representatives Kirkland, Russ, Murphy & Tapp, P.A. the Company's current independent registered public accountant and Ernst & Young LLP the company's former independent registered public accountant are not expected to be present at the Annual Meeting and, therefore, will not be making a statement or be available to respond to questions.

Audit and Other Fees

      The following table presents fees incurred for professional audit services rendered by Ernst & Young LLP and Kirkland, Russ, Murphy and Tapp, PA for the audit of our financial statements for the years ended December 31, 2004 and December 31, 2005, and fees for other services rendered by Ernst & Young LLP and Kirkland, Russ, Murphy and Tapp during those periods.

         Type of Fees                        2005               2004
         ------------                        ----               ----

         Audit Fees (1)                  $108,000           $133,675
         Audit-Related Fees (2)                 0                  0
         Tax Fees (3)                           0                  0
         All Other Fees (4)                     0                  0
                                         --------           --------
              Total                      $108,000           $133,675
                                         ========           ========
----------
(1) Audit Fees: These fees consist of aggregate fees billed or to be billed by Ernst & Young LLP and Kirkland, Russ, Murphy and Tapp, PA for professional services rendered in connection with their audit of the Company's fiscal 2005 and fiscal 2004 financial statements, including the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB, and in connection with the professional services associated with the filing of the Company's Form SB-2 and Form S-3 registration statements. For fiscal year 2005, fees totaling $45,000 were paid to Ernst & Young LLP and $63,000 was paid to Kirkland, Russ, Murphy and Tapp, PA. All fees for fiscal 2004 were paid only to Ernst & Young LLP.

(2) Audit-Related Fees: There were no fees billed or to be billed by Ernst & Young LLP or Kirkland, Russ, Murphy and Tapp, PA for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements that are not reported above under the caption "Audit Fees."

(3) Tax Fees: There were no fees billed by Ernst & Young LLP or Kirkland, Russ, Murphy and Tapp, PA for professional services for tax compliance, tax advice, and tax planning in fiscal 2005 or fiscal 2004.

(4) All Other Fees: There were no fees billed by Ernst & Young LLP or Kirkland, Russ, Murphy and Tapp, PA for any other professional services in fiscal 2005 or fiscal 2004.

      The Audit Committee, in conducting its review of auditor independence, considered whether the performance of services by the independent registered certified public accountants was compatible with maintaining the independence of Ernst & Young LLP and Kirkland, Russ, Murphy and Tapp, PA as auditors. The Audit Committee has concluded that the services provided by Ernst & Young LLP and Kirkland, Russ, Murphy and Tapp, PA are compatible with maintaining each firm's independence.

Pre-Approval Policies and Procedures

      The Audit Committee approves in advance all audit and non-audit services to be performed by the Company's independent registered public accounting firm. The Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC's rules on auditor independence and has pre-approved certain specified audit and non-audit services to be provided by Kirkland, Russ, Murphy and Tapp, PA for up to twelve (12) months from the date of the pre-approval. If there are any additional services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Audit Committee of the Board of Directors is responsible for reviewing all transactions between the Company and any officer or Director of the Company or any entity in which an officer of Director has a material interest. Any such transactions must be on terms no less favorable than those that could be obtained on an arms-length basis from independent third parties.

License Agreement

      In March 2004, the Company entered into a license agreement with IviGene Corporation, a company whose shareholders include Messrs. Hillman, Soponis and Zahradnik who own 15.13%, 7.57% and 4.01% of IviGene's outstanding shares, respectively. Messrs. Hillman and Soponis also serve on the board of IviGene. The license covers the applications of two novel technologies referred to as IVIAT and CMAT. Our license provides us with exclusive worldwide rights to this broad platform technology in the areas of cancer and tuberculosis, as well as agricultural and other non-human uses. In return, we will pay royalties on revenues we are able to generate from any products developed using the technology, including royalties on sublicense fees, milestone payments and future product sales. Under the terms of our license with IviGene we are not obligated to make any payments to IviGene until we have achieved certain milestone or royalty payments, however, we are required to spend up to $200,000 annually on these technologies to maintain our license. In 2005 we did not meet the requirements of committing two full-time staff or spending at least $200,000, however, we obtained a waiver of these provisions from IviGene Corporation, thus maintaining our license arrangement with them.

Indebtedness

      In 2001 and 2002 we incurred consulting fees of $60,000 and $15,000, respectively, payable to Dr. Jeffrey Hillman. The entire amount remained outstanding at December 31, 2004, however, $20,000 was paid in January 2005 leaving a balance currently owed of $55,000 at December 31, 2005.

Deferred Compensation and Meeting Fees

      During the fourth quarter of 2005, Dr. Hillman and Dr. Zahradnik each orally agreed to defer receipt of $26,250 of their compensation. Also, during the fourth quarter of 2005, Mr. Soponis orally agreed to a deferral of $40,500 of payments due pursuant to his separation agreement. These compensation amounts remained unpaid at December 31, 2005.

      During the fourth quarter of 2005, Mr. Anderson and Mr. Gury deferred receipt of $1,000 and $2,500, respectively, of their compensation for attendance at an Audit Committee meeting. These compensation amounts remained unpaid at December 31, 2005.

Financing Transaction

      On December 14, 2005 in connection with a private placement of our common stock, Mr. Hawes, purchased an aggregate of 1,000,000 shares from us for $400,000 and received warrants to acquire an equal number of shares at $0.60 per share. Upon completion of the private placement transaction Mr. Hawes became a director. In addition, on March 6, 2006 in conjunction with a second private placement, directors Hillman, Zahradnik, Gury and Hawes acquired 62,500, 62,500, 62,500 and 487,500 shares respectively from us for payments of $25,000, $25,000, $25,000 and $235,000. In addition to the shares acquired, each of these individuals received warrants to acquire an equal number of shares at $0.60 per share. This transaction was approved by our independent directors and was consummated at the fair market value of our common stock on the day the agreement was entered into. In connection with the financing transactions these directors acquired registration rights pursuant to registration rights agreements with us.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of Common Stock of the Company as of March 24, 2006 by (i) each person who is known by the Company to beneficially own more than five percent of the Common Stock, (ii) each nominee for Director of the Company,
(iii) each of the Named Officers (as defined under "Election of Directors -- Executive Compensation" above), and (iv) all officers and Directors as a group.

Name and Address of                     Number of Shares        Percentage of
Beneficial Owners (1)                  Beneficially Owned         Ownership

Directors and Officers
Jeffrey D. Hillman (2)                     4,852,358                24.6%

Robert Zahradnik (3)                        884,333                 4.5%

Brian Anderson (4)                           70,000                   *

David J. Gury (5)                           177,066                   *

George Hawes (6)                           4,175,767                19.7%

Paul A. Hassie (7)                           61,667                   *

All Officers and Directors as a
Group (6 Persons)                          10,221,191               47.3%

----------
   * Less than one percent.

(1) Except as indicated in the footnotes set forth below, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The numbers of shares shown include shares that are not currently outstanding but which certain shareholders are entitled to acquire or will be entitled to acquire within 60 days upon the exercise of common stock warrants and stock options. Such shares are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by the particular shareholder and by the group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the table, the business address of all persons named in the table is 13700 Progress Boulevard, Alachua, Florida 32615.

(2)   Represents 4,789,858 shares held directly by Jeffrey D. Hillman, Jeffrey
      D. Hillman 2002 Trust and Jeffrey D. Hillman Grantor Retained Annuity Trust, as well as 62,500 common stock warrants currently exercisable.

(3) Represents 818,500 shares owned and 62,500 common stock warrants and 3,333 stock options currently exercisable or exercisable within 60 days.

(4) Represents 70,000 stock options currently exercisable or exercisable within 60 days.

(5) Represents 400 shares owned by David Gury; 62,500 shares owned by David Gury and Karen Gury Trustees UA April 26, 2004 for the David J. Gury Revocable Trust; 62,500 common stock warrants currently exercisable held by David Gury and Karen Gury Trustees UA April 26, 2004 for the David J. Gury Revocable Trust; and 51,666 stock options held by David J. Gury currently exercisable or exercisable within 60 days.

(6) Represents 2,588,267 shares owned and 1,587,500 common stock warrants currently exercisable.

(7) Represents 61,667 stock options currently exercisable or exercisable within 60 days.

Escrowed Securities

      We made our initial public offering of common stock in the Canadian provinces of British Columbia and Alberta. In connections with our initial public offering, our common stock was listed on the TSX Venture Exchange. As such, we were subject to the requirements of TSX Venture Exchange. Shortly thereafter we became listed on the American Stock Exchange and we voluntarily delisted from the TSX Venture Exchange. As part of our initial public offering, certain of our shareholders were subject to escrow requirements. Under Canadian National Policy 46-201 "Escrow for Initial Public Offerings," shares of common stock which were held by our principals (as defined under the National Escrow Policy) at the time of our initial public offering were required to be held in escrow.

      Under the National Escrow Policy, we entered into an escrow agreement with Computershare Trust Company of Canada as escrow agent, and the principals named below, dated March 28, 2003 (prior to our initial public offering). Under the escrow agreement, our principals at that time deposited their common shares aggregating 8,200,764 or 68.8% of our then outstanding shares in escrow with the escrow agent. Under the terms of the escrow agreement, the escrow agent released 10%, 15%, 15%, 15%, 15% and 15% of our Principals' common shares from escrow on June 24, 2003, December 24, 2003, June 24, 2004, December 24, 2004, June 24,
2005 and December 24, 2005, respectively. As of March 24, 2006, an aggregate of 1,230,115 shares of our common stock remain in escrow and are subject to being released from escrow on June 24, 2006 at which time the escrow agreement will terminate. Of the 1,230,115 shares, 923,416 shares are held by current officers with the remaining balance held by former officers and directors.

      At the time of our initial public offering we were an "emerging issuer" as defined in the National Escrow Policy. A faster, 18 month (from the initial public offering date) release schedule applies to "established issuers" under the policy. If we become an "established issuer" while our principals' common shares are in escrow, we would be able to accelerate the release schedule such that all shares remaining in escrow would be released prior to June 24, 2006. We currently do not have any plans to assert that we meet the requirements of an "established issuer", such that the remaining shares held in escrow would be released early.

      Under the escrow agreement, our principals' common shares may not be transferred or otherwise dealt with while they are in escrow unless the transfers are permitted under the escrow agreement. Notwithstanding a permitted transfer, shares must remain in escrow after a permitted transfer. Shares held in escrow may be voted by the beneficial owners.

      In addition to the above, in connection with our initial public offering, the TSX Venture Exchange required certain shares held by one of our shareholders to be held in escrow with a similar release schedule. As of March 24, 2006, approximately 89,991 of this shareholder's shares remain subject to escrow and the release schedule described.

                                   PROPOSAL II

      APPROVAL OF AMENDED AND RESTATED 2002 STOCK OPTION AND INCENTIVE PLAN
                          TO PROVIDE ADDITIONAL SHARES

      The Company adopted the Oragenics, Inc. 2002 Stock Option and Incentive Plan on September 17, 2002. The Company obtained shareholder approval and amended the 2002 Stock Option and Incentive Plan in May 2004 to increase the number of shares available from 1,000,000 to 1,500,000. In addition, on February 23, 2005 the board of directors approved certain amendments to the 2002 Stock Option and Incentive Plan to: remove references and requirements pertaining to the TSX Venture Exchange; extend the option exercise period from five years to ten years; and eliminate a minimum vesting period of eighteen months (the "Board Amendments") which the board believed did not require shareholder approval but we included in the Amended and Restated 2002 Stock Option and Incentive Plan for shareholder ratification as a matter of good corporate practice. The purpose of the Amended and Restated 2002 Stock Option and Incentive Plan is to give the Company and its affiliates a competitive advantage in attracting, retaining and motivating officers, employees, non-employee directors, Advisory Board members and consultants, and to provide the Company and its affiliates with a stock plan providing incentives linked to the financial results of the Company's business and increases in shareholder value.

      Currently, the number of shares of Common Stock authorized for issuance under the 2002 Stock Option and Incentive Plan is 1,500,000 shares. However, as of March 24, 2006, only 330,000 shares remain available for issuance under the 2002 Stock Option and Incentive Plan (subject to increases resulting from the forfeiture and termination of previously issued awards as discussed below).

      The Board of Directors has unanimously adopted, subject to stockholder approval at the Annual Meeting, the Amended and Restated 2002 Stock Option and Incentive Plan (the "Plan"), to increase the number of shares of Common Stock authorized for issuance pursuant to the Plan from 1,500,000 to 3,000,000 shares and to include the Board Amendments. The increase is considered necessary and in the best interest of the Company to permit the Company to continue to attract, retain and motivate officers, employees, non-employee directors and consultants. The amendments to the Plan will not affect any other terms of the Plan. The Company currently has no determinable plans to grant any awards of the increased shares for which approval is being sought or to make any such awards to officers or directors. The following table reflects the amount of awards made under the Plan and received to date by the persons indicated:

                                        2002 Stock Option and Incentive Plan
     ------------------------------------------------------------------------------------------------
     Name and Position                                                          Option Shares Granted
     -----------------                                                          ---------------------
     Robert Zahradnik, President and Chief Executive Officer and Director                      10,000
     Jeffrey D. Hillman Chief Scientific Officer and Director                                       0
     David J. Gury, Director                                                                  105,000
     George Hawes, Director                                                                         0
     Paul A. Hassie, Chief Financial Officer                                                  110,000
     Mento Soponis, former director and Chief Executive Officer                                     0
     Raman Bedi, Senior Consultant                                                            400,000

     Current Executive Officer Group                                                          120,000
     Current Non-Executive Officer Director Group                                             195,000
     All plan participants (excluding executive officers) as a Group                        1,065,000


      A summary of the principal features of the Amended and Restated 2002 Stock Option and Incentive Plan is provided below, but is qualified in its entirety by reference to the full text of the Amended and Restated 2002 Stock Option and Incentive Plan, attached hereto as Appendix A, as modified by the increase in shares and Board Amendments.

Summary of the Plan

      The following is a summary of the Plan:

      o Only those individuals who are bona fide directors, employees and key consultants of our company may participate in the Plan.

      o The plan is administered by a committee of at least two directors appointed by our board of directors. Where directors, senior officers, 10% beneficial owners of our securities or those committee members are in a position to receive stock options, the board will decide as a whole about the grant of options to them, or appoint two non-employee directors to serve as the committee members with respect to such options.

      o Subject to any antidilution adjustments permitted under the Plan, the maximum number of shares that may be issued upon the exercise of stock options granted under the Plan may not exceed 1,500,000 (3,000,000 subject to the approval of this Proposal II) shares of common stock.

      o All options we grant under the plan will have a vesting period determined by the committee.

      o The exercise price of stock options will be determined by the committee. The minimum exercise price will be the closing price of our shares on the on the day prior to the date of grant, less allowable discounts.

      o If an option expires and it has not been exercised in full, or if an option is otherwise terminated without having been exercised in full, the number of shares which were subject to the expired or terminated option will again be available for the purposes of the plan.

      o All options which we grant under the stock option Plan must expire no more than ten years from the date on which the committee grants and we announce the granting of the option.

      o If an option holder ceases to be a director of our company or ceases to be employed by our company (other then by reason of death), then the option granted shall expire no later than the 90th day following the date that the option holder ceases to be a director or ceases to be employed by us, subject to the terms and conditions set out in the Plan.

      o Options we grant under the Plan will vest as determined by the committee in accordance with the plan.

      o No individual may receive grants of options to purchase more than 5% of our issued and outstanding shares during any one year period.

      o The aggregate number of shares reserved for issuance under options that have been granted to insiders cannot exceed 10% of our outstanding shares, and the aggregate number of shares issued to insiders under the Plan cannot exceed 10% of our outstanding shares in any one year period.

      o No options we grant under the stock option Plan may be assigned or transferred, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order if it is a non-incentive stock option.

      Stock options granted under the Plan may include incentive stock options (as defined), nonqualified stock options or both. The term of each stock option is fixed by the Compensation Committee and stated in the option agreement, but in no event may the term be more than ten years from the date of grant. Stock options are not transferable other than by will or the laws of descent and distribution. Vested stock options may be exercised in whole or in part by payment of the exercise price by certified or bank check or other instrument acceptable to the Company or, if approved by the Compensation Committee, in the form of unrestricted Common Stock already owned by the participant for at least six months of the same class as the Common Stock subject to the stock option. In addition, the Compensation Committee, in its discretion, may allow the cashless exercise of stock options.

      The Compensation Committee, in its discretion, may allow payment of the exercise price by the delivery of a properly executed exercise notice, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price, and, if requested by the Company, the amount of any federal, state, local or foreign withholding taxes. When the participant's employment with the Company or one of its applicable affiliates is terminated for cause, all stock options held by the participant are immediately terminated and canceled. Upon a participant's death or when the participant's employment with the Company or one of its applicable affiliates is terminated for any reason other than for cause, the participant's then-unvested stock options are forfeited and the participant or his or her legal representative may, within up to 90 days if such termination of employment is for any reason other than death or disability, or within one year in the case of the participant's death or disability, exercise any previously vested stock options.

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to our Chief Executive Officer or any of the four other most highly compensated officers. Certain performance-based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m). One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the Plan provides that the committee shall not grant an incentive stock option such that the fair market value of the underlying stock to which the option is exercisable for the first time during any calendar year is in excess of $100,000.

      The Compensation Committee shall determine to whom, and the time at which, grants of restricted stock will be awarded under the Plan, the number of shares to be awarded, and the conditions for vesting. The terms and conditions of restricted stock awards shall be set forth in a restricted stock agreement, including provisions permitting the Company to hold the restricted stock in custody until the restrictions lapse.

      Upon a change of control transaction as described in the Plan, the Compensation Committee may, in its sole discretion, do one or more of the following:

      o     shorten the period during which stock options are exercisable;

      o accelerate any vesting schedule to which a stock option or restricted stock award is subject; or

      o cancel stock options or unvested stock awards upon payment to the participants in cash, with respect to each stock option or restricted stock award to the extent then exercisable or vested, including, if applicable, any stock options or restricted stock awards as to which the vesting schedule has been accelerated by decision of the Compensation Committee because of the change of control transaction, of an amount that is the equivalent of the excess of the fair market value of the Common Stock at the effective time of the change of control transaction over, in the case of stock options, the exercise price of the stock option.

      The Compensation Committee may also provide for one or more of the foregoing alternatives in any particular award agreement. The Compensation Committee may grant to any participant, on terms and conditions determined by the Committee, the right to receive cash payments to be paid at that time if an award results in compensation income to the participant in order to assist the participant in paying the resulting taxes.

      If any shares of restricted stock are forfeited or if any stock option (and related stock appreciation right, if any) terminates without being exercised, is exercised or settled for cash, the shares subject to such awards shall again be available for distribution in connection with awards under the Plan.

Federal Income Tax Consequences


      Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, the optionee will recognize long-term capital gain or loss equal to the difference between the sale price and the exercise price. If the holding periods are not satisfied, then: (1) if the sale price exceeds the exercise price, the optionee will recognize capital gain equal to the excess, if any, of the sale price over the fair market value of the shares on the date of exercise and will recognize ordinary income equal to the difference, if any, between the lesser of the sale price or the fair market value of the shares on the exercise date and the exercise price; or (2) if the sale price is less than the exercise price, the optionee will recognize a capital loss equal to the difference between the exercise price and the sale price. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

      Non-Statutory Stock Options. An optionee does not recognize any taxable income at the time a non-statutory stock option is granted. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of ours is subject to tax withholding by us. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

      Stock Awards. Stock awards will generally be taxed in the same manner as non-statutory stock options. However, a restricted stock award is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the employee ceases to provide services to us. As a result of this substantial risk of forfeiture, the employee will not recognize ordinary income at the time of award. Instead, the employee will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The employee's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

      The employee may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding by us. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as and at the time the employee recognizes ordinary income.

      Application of Code section 409A. Recently enacted Code Section 409A imposes an additional 20% tax and interest on an individual receiving nonqualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Code Section 409A, "nonqualified deferred compensation" includes equity-based incentive programs, including some stock options, stock appreciation rights and stock unit programs. Generally speaking, Code Section 409A does not apply to ISOs, NSOs granted at fair market value if no deferral is provided beyond exercise, or Restricted Stock.

      Effect of Other Laws. The above summary relates to U.S. federal income tax consequences only and applies to U.S. citizens and foreign persons who are U.S. residents for U.S. federal income tax purposes. The U.S. federal income tax consequences associated with the issuance of common stock to nonresident aliens depends upon a number of factors, including whether such issuance is considered to be U.S. source income and whether the provisions of any treaty are applicable. The acquisition, ownership or disposition of shares of common stock may also have tax consequences under various state, local and foreign laws. Awards made pursuant to the Plan are not subject to the Employee Retirement Income Security Act of 1974, as amended.

      The foregoing is only a summary of the effect of U.S. federal income taxation upon awardees and the Company with respect to the grant and exercise of awards under the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee's death or the income tax laws of any municipality, state or foreign country in which the employee's income or gain may be taxable.

Accounting Treatment

      In December 2004, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 123 (revised 2004), Share-Based Payment ("Statement 123(R)"), a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. Statement 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and amends FASB Statement No. 95, Statement of Cash Flows. Statement 123(R), which we expect to adopt in the first quarter of 2006, is generally similar to Statement 123, however, it will require all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values.

Termination and Amendment

      The authority to grant incentive stock options terminates on September 17, 2012. However, awards outstanding at that time will not be affected or impaired by the termination for granting incentive stock options. The Board has authority to amend, alter or discontinue the Plan and the compensation committee has the authority to amend awards granted thereunder, but no amendment may impair the rights of any participant thereunder without the participant's consent. In addition, shareholder approval is required for certain types of amendments to the Plan, including but not limited to any increase in the total number of shares of stock issuable pursuant to incentive stock options and any change in the class of employees eligible to receive incentive stock options. If Internal Revenue Code or any other applicable statute, rule or regulation, including but not limited to, those of any securities exchange, requires shareholder approval with respect to the Plan or any type of amendment to the Plan, then to the extent so required, shareholder approval will be obtained.

Required Vote

      The affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Meeting is necessary for approval of the Amended and Restated 2002 Stock Option and Incentive Plan, as amended to increase the number of shares available and by the Board Amendments. On this matter, abstentions are treated as being entitled to vote and broker non-votes are treated as not being entitled to vote at the meeting. If the Amended and Restated 2002 Stock Option and Incentive Plan is not approved, the 2002 Stock Option and Incentive Plan including the Board Amendments will continue in full force without any increase in the number of shares of Common Stock available under the Plan.


      THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDED AND RESTATED 2002 STOCK OPTION AND INCENTIVE PLAN.

                                  OTHER MATTERS

Shareholder Proposals for the Next Annual Meeting

      Proposals of shareholders, including nominations for the Board of Directors, intended to be presented at the Company's annual meeting of shareholders to be held in 2007 should be submitted by certified mail, return receipt requested, and must be received by the Company at its executive offices in Alachua, Florida on or before December 24, 2006 to be eligible for inclusion in the Company's Proxy Statement and Proxy relating to that meeting. Any shareholder proposal must be in writing and must set forth (i) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and address, as they appear on the Company's books, of the shareholder submitting the proposal, (iii) the class and number of shares that are beneficially owned by such shareholder,
(iv) the dates on which the shareholder acquired the shares, (v) documentary support for any claim of beneficial ownership, (vi) any material interest of the shareholder in the proposal, (vii) a statement in support of the proposal, and
(viii) any other information required by the rules and regulations of the Commission.

Expenses of Solicitation

      The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by Directors, officers or other employees of the Company personally, by telephone or by telegraph. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to principals and obtaining their instructions.

Miscellaneous

      Management does not know of any matters to be brought before the Annual Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

Interim Corporate Mailings

      In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and beneficial shareholders of the subject Corporation may elect annually to receive interim corporate mailings, including interim financial statements of the Corporation, if they so request. If you wish to receive such mailings, please complete the form in Appendix B and mail as instructed on the form.

Availability of Annual Report on Form 10-KSB

      Accompanying this Proxy Statement is a copy of the Company's Annual Report on Form 10-KSB for 2005. Shareholders who would like additional copies of the Annual Report on Form 10-KSB should direct their requests in writing to:

                                 Oragenics, Inc.
                            13700 Progress Boulevard
                             Alachua, Florida 32615
                      Attention: Paul A. Hassie, Secretary.

                                                                 BY ORDER OF THE
                                                              BOARD OF DIRECTORS
                                                                  Paul A. Hassie
                                                                       Secretary
Alachua, Florida
March 24, 2006

                                                                      Appendix A


                                 ORAGENICS, INC.
                              AMENDED AND RESTATED
                      2002 STOCK OPTION AND INCENTIVE PLAN

                                TABLE OF CONTENTS
                                -----------------

ARTICLE 1   DEFINITIONS........................................................1


ARTICLE 2   THE PLAN 4

    2.1     NAME...............................................................4
    2.2     PURPOSE............................................................4
    2.3     EFFECTIVE DATE.....................................................4

ARTICLE 3   PARTICIPANTS.......................................................4

ARTICLE 4   ADMINISTRATION.....................................................4

    4.1     DUTIES AND POWERS OF THE COMMITTEE.................................4
    4.2     INTERPRETATION; RULES..............................................4
    4.3     NO LIABILITY.......................................................5
    4.4     MAJORITY RULE......................................................5
    4.5     COMPANY ASSISTANCE.................................................5

ARTICLE 5  SHARES OF STOCK SUBJECT TO PLAN.....................................5

    5.1    LIMITATIONS.........................................................5
    5.2    ADJUSTMENTS UPON OCCURRENCE OF CERTAIN EVENTS.......................5

ARTICLE 6  OPTIONS  6

    6.1    TYPES OF OPTIONS GRANTED............................................6
    6.2    OPTION GRANT AND AGREEMENT..........................................6
    6.3    OPTIONEE LIMITATIONS................................................6
    6.4    $100,000 AND SECTION 162(M) LIMITATIONS.............................7
    6.5    EXERCISE PRICE......................................................7
    6.6    EXERCISE PERIOD.....................................................7
    6.7    OPTION EXERCISE.....................................................7
    6.8    NONTRANSFERABILITY OF OPTION........................................8
    6.9    TERMINATION OF EMPLOYMENT OR SERVICE................................8
    6.10   EMPLOYMENT RIGHTS...................................................8
    6.11   CERTAIN SUCCESSOR OPTIONS...........................................8
    6.12   OTHER RESTRICTIONS..................................................8

ARTICLE 7  RESTRICTED STOCK....................................................9

    7.1    AWARDS OF RESTRICTED STOCK..........................................9
    7.2    NON-TRANSFERABILITY.................................................9
    7.3    LAPSE OF RESTRICTIONS...............................................9
    7.4    TERMINATION OF EMPLOYMENT..........................................10
    7.5    TREATMENT OF DIVIDENDS.............................................10
    7.6    DELIVERY OF SHARES.................................................10

ARTICLE 8  STOCK APPRECIATION RIGHTS..........................................10

    8.1    SAR GRANTS.........................................................10
    8.2    DETERMINATION OF PRICE.............................................10
    8.3    EXERCISE OF A SAR..................................................10
    8.4    PAYMENT FOR A SAR..................................................10
    8.5    STATUS OF A SAR UNDER THE PLAN.....................................10
    8.6    TERMINATION OF SARS................................................10
    8.7    NO SHAREHOLDER RIGHTS..............................................11

    8.8    SARS GRANTED IN TANDEM WITH INCENTIVE STOCK OPTIONS................11

ARTICLE 9  STOCK CERTIFICATES.................................................11

ARTICLE 10 TERMINATION AND AMENDMENT..........................................12

    10.1   TERMINATION AND AMENDMENT..........................................12
    10.2   EFFECT ON GRANTEE'S RIGHTS.........................................12

ARTICLE 11 RELATIONSHIP TO OTHER COMPENSATION PLANS...........................12

ARTICLE 12 MISCELLANEOUS......................................................12

    12.1   REPLACEMENT OR AMENDED GRANTS......................................12
    12.3   LEAVE OF ABSENCE...................................................12
    12.4   PLAN BINDING ON SUCCESSORS.........................................13
    12.5   SINGULAR, PLURAL; GENDER...........................................13
    12.6   HEADINGS, ETC......................................................13
    12.7   SECTION 16 COMPLIANCE..............................................13

EXHIBIT A TO ORAGENICS, INC. AMENDED AND RESTATED 2002 STOCK OPTION AND
INCENTIVE PLAN ..............................................................A-1

                                 ORAGENICS, INC.
                              AMENDED AND RESTATED
                      2002 STOCK OPTION AND INCENTIVE PLAN


                                    ARTICLE 1

                                   DEFINITIONS

      As used in this Plan, the following terms have the following meanings unless the context clearly indicates to the contrary:

      "Award" means a grant of Restricted Stock or an SAR.

      "Board" means the Board of Directors of the Company.

      "Cause" means (i) the commission of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction), including theft or destruction of property of the Company, a Parent, or a Subsidiary, or any other act or practice which the Committee shall, in good faith, deem to have resulted in the recipient's becoming unbondable under the Company's, a Parent's or any Subsidiary's fidelity bond; (ii) the willful engaging in misconduct which is deemed by the Committee, in good faith, to be materially injurious to the Company, a Parent or any Subsidiary, monetarily or otherwise, including, but not limited to, improperly disclosing trade secrets or other confidential or sensitive business information and data about the Company, a Parent or any Subsidiaries and competing with the Company, a Parent or any Subsidiaries, or soliciting employees, consultants or customers of the Company, a Parent or any Subsidiaries in violation of law or any employment or other agreement to which the recipient is a party; (iii) the continued failure or habitual neglect by a person who is an Employee to perform his or her duties with the Company, a Parent or any Subsidiary; or (iv) other disregard of rules or policies of the Company, a Parent or any Subsidiary, or conduct evidencing willful or wanton disregard of the interests of the Company, a Parent or any Subsidiary. For purposes of this Plan, no act or failure to act by the recipient shall be deemed "willful" unless done or omitted to be done by the recipient not in good faith and without reasonable belief that the recipient's action or omission was in the best interest of the Company and/or the Subsidiary. Notwithstanding the foregoing, if the recipient has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause," then the definition of "Cause" in such agreement shall apply to the recipient in this Plan. "Cause" shall be determined by the Committee based upon information presented by the Company and the Employee and shall be final and binding on all parties hereto.

      "Code" means the United States Internal Revenue Code of 1986, including effective date and transition rules (whether or not codified). Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of future law.

      "Committee" means the Compensation Committee that is comprised of at least two Directors appointed from time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board; provided, however, that with respect to any Options or Awards granted to an individual who is also a Section 16 Insider, the Committee shall consist of either the entire Board of Directors or a committee of at least two Directors (who need not be members of the Committee with respect to Options or Awards granted to any other individuals) who are Non-Employee Directors, and all authority and discretion shall be exercised by such Non-Employee Directors, and references herein to the "Committee" means such Non-Employee Directors insofar as any actions or determinations of the Committee shall relate to or affect Options or Awards made to or held by any Section 16 Insider. In selecting the Committee, the Board shall also consider the benefits under Section 162(m) of the Code of having a Committee composed of "outside directors" (as that term is defined in the Code) for certain grants of Options to highly compensated executives. At any time that the Board shall not have appointed a committee as described above, any reference herein to the Committee means a reference to the Board.

      "Company" means Oragenics, Inc., a Florida corporation.

      "Corporate Transaction" means any of the following transactions to which the Company is a party:

                  (i) a merger, consolidation, share exchange, combination or other transaction or series of transactions (other than a public offering by the Company for cash of the Company's capital stock, debt or other securities, and other than ordinary public trading of such securities) in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction;

                  (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets; or

                  (iii) a change in the composition of the Board as a result of which fewer than one-half of the incumbent directors are directors who either:

                        (a) had been directors of the Company 24 months prior to such change; or

                        (b) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination.

      "Director" means a member of the Board and any person who is an advisory or honorary director of the Company if such person is considered a director for the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the SEC, as the same may be in effect or set forth from time to time.

      "Employee" means an employee (as defined in Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or a Parent or Subsidiary.

      "Exchange Act" means the Securities Exchange Act of 1934. Any reference herein to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provision of future law.

      "Exercise Price" means the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

      "Fair Market Value" on any date means (i) the closing sales price of the Stock, regular way, on such date on the national securities exchange having the greatest volume of trading in the Stock during the thirty-day period preceding the day the value is to be determined or, if such exchange was not open for trading on such date, the next preceding date on which it was open; (ii) if the Stock is not traded on any national securities exchange, the average of the closing high bid and low asked prices of the Stock on the over-the-counter market on the day such value is to be determined, or in the absence of closing bids on such day, the closing bids on the next preceding day on which there were bids; or (iii) if the Stock also is not traded on the over-the-counter market, the fair market value as determined in good faith by the Board or the Committee based on such relevant facts as may be available to the Board, which may include opinions of independent experts, the price at which recent sales have been made, the book value of the Stock, and the Company's current and anticipated future earnings.

      "Grantee" means a person who is an Optionee or a person who has received an Award of Restricted Stock or a SAR.

      "Incentive Stock Option" means an option to purchase any stock of the Company, which complies with and is subject to the terms, limitations and conditions of Section 422 of the Code and any regulations promulgated with respect thereto.

      "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Exchange Act, as the same may be in effect from time to time, or in any successor rule thereto, and shall be determined for all purposes under the Plan according to interpretative or "no-action" positions with respect thereto issued by the SEC.

      "Officer" means a person who constitutes an officer of the Company for the purposes of Section 16 of the Exchange Act, as determined by reference to such
Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect to such rule of the SEC, as the same may be in effect or set forth from time to time.

      "Option" means an option, whether or not an Incentive Stock Option, to purchase Stock granted pursuant to the provisions of Article 6 of this Plan.

      "Optionee" means a person to whom an Option has been granted under this Plan.

      "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the grant (or modification) of the Option, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of the classes of stock in one of the other corporations in such chain.

      "Plan" means the Company's Amended and Restated 2002 Stock Option and Incentive Plan, the terms of which are set forth herein.

      "Purchasable" refers to Stock which may be purchased by an Optionee under the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.

      "Qualified Domestic Relations Order" has the meaning set forth in the Code or in the Employee Retirement Income Security Act of 1974, or the rules and regulations promulgated under the Code or such Act.

      "Restricted Stock" means Stock issued, subject to restrictions, to a Grantee pursuant to Article 7 of this Plan.

      "Restriction Agreement" means the agreement setting forth the terms of an Award, and executed by a Grantee as provided in Section 7.1 of this Plan.

      "SAR" means a stock appreciation right, which is the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a share of Stock from the date of the grant of the right to the date of its payment, all as provided in Article 8 of this Plan.

      "SAR Price" means the base value established by the Committee for a SAR on the date the SAR is granted and which is used in determining the amount of benefit, if any, paid to a Grantee.

      "SEC" means the United States Securities and Exchange Commission.

      "Section 16 Insider" means any person who is subject to the provisions of
Section 16 of the Exchange Act, as provided in Rule 16a-2 promulgated pursuant to the Exchange Act.

      "Stock" means the Common Stock, $.001 par value per share, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

      "Stock Option Agreement" means an agreement between the Company and an Optionee under which the Optionee may purchase Stock under this Plan, a sample form of which is attached hereto as Exhibit A (which form may be varied by the Committee in granting an Option).

      "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the grant (or modification) of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                    ARTICLE 2
                                    THE PLAN

      2.1 Name. This Plan shall be known as the Company's "2002 Stock Option and Incentive Plan."

      2.2 Purpose. The purpose of the Plan is to advance the interests of the Company, its Subsidiaries and its shareholders by affording certain Employees and Directors of the Company and its Subsidiaries, as well as key consultants to the Company or any Subsidiary, an opportunity to acquire or increase their proprietary interests in the Company. The objective of the issuance of the Options and Awards is to promote the growth and profitability of the Company and its Subsidiaries because the Grantees will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company.

      2.3 Effective Date. The Plan shall become effective on the date it is adopted by the Board; provided, however, that if the Company's shareholders have not approved the Plan on or prior to the first anniversary of such effective date, then all options granted under the Plan shall be non-Incentive Stock Options.

                                    ARTICLE 3
                                  PARTICIPANTS

      The class of persons eligible to participate in the Plan shall consist of all persons whose participation in the Plan the Committee determines to be in the best interests of the Company, provided all participants shall be bona fide Employees or Directors of the Company or any Subsidiary, or bona fide consultants to the Company or any Subsidiary.

                                    ARTICLE 4
                                 ADMINISTRATION

      4.1 Duties and Powers of the Committee. The Plan shall be administered by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and to meet telephonically. In administering the Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Options or Awards in accordance with the provisions of the Plan and may grant Options and Awards singly, in combination, or in tandem; provided, however, that the Committee shall not grant Incentive Stock Options in tandem with Options which do not qualify as Incentive Stock Options in such a manner that the exercise of one affects the right to exercise the other. Subject to the provisions of the Plan, the Committee shall have the discretion and authority to determine those individuals to whom Options or Awards will be granted, the number of shares of Stock subject to each Option or Award, such other matters as are specified herein, and any other terms and conditions of a Stock Option Agreement or Restriction Agreement. To the extent not inconsistent with the provisions of the Plan, the Committee may give a Grantee an election to surrender an Option or Award in exchange for the grant of a new Option or Award, and shall have the authority to amend or modify an outstanding Stock Option Agreement or Restriction Agreement, or to waive any provision thereof, provided that the Grantee consents to such action. In the event the Company is listed on the TSX Venture Exchange, the Committee shall cause the Company to comply with all filing requirements and obtain all regulatory approvals as set forth in the Manual.

      4.2 Interpretation; Rules. Subject to the express provisions of the Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Options or Awards granted under the Plan as may be required to comply with or to conform to any federal, state, or local laws or regulations.

      4.3 No Liability. Neither any member of the Board nor any member of the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option or Award granted hereunder.

      4.4 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

      4.5 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability, or other termination of employment or service, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                    ARTICLE 5
                         SHARES OF STOCK SUBJECT TO PLAN

      5.1 Limitations. Subject to any antidilution adjustment pursuant to the provisions of Section 5.2 of this Plan, the maximum number of shares of Stock that may be issued hereunder shall be 3,000,000 shares of Stock. Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options, non-Incentive Stock Options, Restricted Stock, or SARs, and the amount of Stock subject to the Plan may be increased from time to time in accordance with Article 10, provided that the total number of shares of Stock issuable pursuant to Incentive Stock Options may not be increased to more than 1,000,000 (other than pursuant to anti-dilution adjustments) without shareholder approval. Shares subject to an Option or issued as an Award may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option that has terminated for any reason (except as set forth in the following paragraph), or any forfeited portion of an Award, may again be optioned or awarded under the Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option or award hereunder.

      If Options are issued in respect of options to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company), to the extent that such issuance shall not be inconsistent with the terms, limitations and conditions of Code section 422 or Rule 16b-3 under the Exchange Act, the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be increased by the number of shares subject to the Options so issued; provided, however, that the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be decreased by the number of shares covered by any unexercised portion of an Option so issued that has terminated for any reason, and the shares subject to any such unexercised portion may not be optioned to any other person.

      5.2 Adjustments Upon Occurrence of Certain Events.

            (a) In the event of a Corporate Transaction, the Committee, in its discretion, may, but need not notwithstanding other provisions of this Plan:

                  (i) declare that (1) all Options outstanding at the time of such Corporate Transaction but not otherwise fully exercisable, shall become exercisable immediately, notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability, so that such Options shall become exercisable for all shares at the time subject to such Options; (2) all such Options shall terminate on a stated date or within a stated number of days after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised by such date or within such period; and/or (3) all then-remaining restrictions pertaining to Awards under the Plan shall immediately lapse; and/or

                  (ii) issue or assume Awards or Options, or arrange that all
            Options or Awards granted under the Plan shall be assumed by the surviving corporation in the Corporate Transaction or substituted on an equitable basis with options or restricted stock issued by such surviving corporation and provide notice thereof to all Grantees of such adjustment.

            (b) If, in a transaction that is not a Corporate Transaction, (x) the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a reorganization, recapitalization, reclassification, exchange of shares, or stock split or stock dividend, (y) there is any material spin-off or spin-out, or other material distribution of assets, or (z) there is any assumption and conversion to the Plan by the Company of an acquired company's outstanding option grants, then:

                  (i) the aggregate number and kind of shares of Stock for which
            Options or Awards may be granted hereunder shall be adjusted appropriately by the Committee; and

                  (ii) the rights of Optionees (concerning the number of shares subject to Options and the Exercise Price) under outstanding Options and the rights of the holders of Awards (concerning the terms and conditions of the lapse of any then-remaining restrictions), shall be adjusted appropriately by the Committee.

            (c) Liquidation or Dissolution. In the event of a liquidation or dissolution of the Company in a transaction not involving a Corporate Transaction, then notwithstanding other provisions hereof: the adoption of a plan of dissolution or liquidation of the Company shall cause all then-remaining restrictions pertaining to Awards under the Plan to lapse, and shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders; and the Committee may declare all Options granted under the Plan to be exercisable at a time prior to the liquidation or dissolution to be determined by the Committee, notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability.

            (d) Committee Has Discretion. The adjustments and other actions described in paragraphs (a) through (c) of this Section 5.2, if any, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests; provided, however, that any adjustment made by the Committee shall be made in a manner that will not cause an Incentive Stock Option to be other than an Incentive Stock Option under applicable statutory and regulatory provisions. The adjustments required under this Article 5 shall apply to any successors of the Company and adjustments under 5.2(b) shall be made regardless of the number or type of successive events requiring such adjustments.

                                    ARTICLE 6
                                     OPTIONS

      6.1 Types of Options Granted. The Committee may, under this Plan, grant either Incentive Stock Options or Options which do not qualify as Incentive Stock Options. Within the limitations provided in this Plan, both types of Options may be granted to the same person at the same time, or at different times, under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of the Plan. Without limitation of the foregoing, Options may be granted subject to conditions based on the financial performance of the Company or any other factor the Committee deems relevant.

      6.2 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option's duration, time or times of exercise, Exercise Price, and whether the Option is intended to be an Incentive Stock Option, shall be stated in the Stock Option Agreement. No Incentive Stock Option may be granted more than ten years after the earlier to occur of the effective date of the Plan or the date the Plan is approved by the Company's shareholders.

      Separate Stock Option Agreements may be used for Options intended to be Incentive Stock Options and those not so intended, but any failure to use such separate agreements shall not invalidate, or otherwise adversely affect the Optionee's interest in, the Options evidenced thereby.

      6.3 Optionee Limitations. The Committee shall not grant an Incentive Stock Option to any person who, at the time the Incentive Stock Option is granted:

            (a) is not an Employee; or

            (b) owns or is considered to own stock possessing at least 10% of the total combined voting power of all classes of stock of the Company or any of its Parent or Subsidiary corporations; provided, however, that this limitation shall not apply if at the time an Incentive Stock Option is granted the Exercise Price is at least 110% of the Fair Market Value of the Stock subject to such Option and such Option by its terms would not be exercisable after five years from the date on which the Option is granted. For the purpose of this subsection
(b), a person shall be considered to own: (i) the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein; and (iii) the stock which such person may purchase under any outstanding options of the Company or of any Parent or Subsidiary of the Company.

      6.4 $100,000 and Section 162(m) Limitations. Except as provided below, the Committee shall not grant an Incentive Stock Option to, or modify the exercise provisions of outstanding Incentive Stock Options held by, any person who, at the time the Incentive Stock Option is granted (or modified), would thereby receive or hold any Incentive Stock Options of the Company and any Parent or Subsidiary of the Company, such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the stock with respect to which such Incentive Stock Options are exercisable for the first time during any calendar year is in excess of $100,000 (or such other limit as may be prescribed by the Code from time to time); provided that the foregoing restriction on modification of outstanding Incentive Stock Options shall not preclude the Committee from modifying an outstanding Incentive Stock Option if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an Incentive Stock Option; and provided that, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this Section 6.4 is exceeded, the Incentive Stock Option, the granting or modification of which resulted in the exceeding of such limit, shall be treated as an Incentive Stock Option up to the limitation and the excess shall be treated as an Option not qualifying as an Incentive Stock Option.

      6.5 Exercise Price. The Exercise Price of the Stock subject to each Option shall be determined by the Committee; provided, however, the Exercise Price of an Incentive Stock Option shall not be less than the Fair Market Value of the Stock as of the date the Option is granted (or in the case of an Incentive Stock Option that is subsequently modified, on the date of such modification).

      6.6 Exercise Period. The period for the exercise of each Option granted hereunder shall be determined by the Committee, but the Stock Option Agreement with respect to each Option shall provide that such Option shall not be exercisable after the expiration of ten years from the date of grant of the Option. The Committee shall determine the vesting period over which each share granted is to vest.

      6.7 Option Exercise.

            (a) Unless otherwise provided in the Stock Option Agreement or
Section 6.6 of this Plan, an Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become Purchasable under the provisions of the Option, but not at any time as to fewer than 100 shares unless the remaining shares that have become so Purchasable are fewer than 100 shares. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option.

            (b) An Option shall be exercised by (i) delivery to the Company at its principal office of a written notice of exercise with respect to a specified number of shares of Stock and (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with
Section 6.7(c). If requested by an Optionee, an Option (other than an Incentive Stock Option) may be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in Regulation T (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker).

            (c) The Exercise Price is to be paid in full in cash upon the exercise of the Option, and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made;

provided, however, that in lieu of cash, in the Company's sole discretion, all or any portion of the Exercise Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate Exercise Price); provided further, that the Board may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that, in lieu of cash or shares, all or a portion of the Exercise Price may be paid by the Optionee's execution of a recourse note equal to the Exercise Price or relevant portion thereof, subject to compliance with applicable state and federal laws, rules and regulations.

            (d) In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Optionee resulting from such exercise; provided, however, that in the discretion of the Committee any Stock Option Agreement may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act, if such rule is applicable.

            (e) The holder of an Option shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to the Optionee upon the exercise of the Option.

      6.8 Nontransferability of Option. No Option shall be transferable by an Optionee other than by will or the laws of descent and distribution or, in the case of non-Incentive Stock Options, pursuant to a Qualified Domestic Relations Order, and, during the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

      6.9 Termination of Employment or Service. The Committee shall have the power to specify, with respect to the Options granted to a particular Optionee, the effect upon such Optionee's right to exercise an Option of termination of such Optionee's employment or service under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under an Option, or acceleration of the date at which an Option may be exercised in full; provided, that in no event may an Option be exercised after the expiration of ten years from the date of its grant. Further, in no event may an Option be exercised more than ninety (90) days following termination of such Optionee's employment and/or service, unless termination is due to Optionee's death, in which case an Option may be exercised within one year following such termination.

      6.10 Employment Rights. Nothing in the Plan or in any Stock Option Agreement shall confer on any person any right to continue in the employ of the Company or any of its Subsidiaries, or shall interfere in any way with the right of the Company or any of its Subsidiaries to terminate such person's employment at any time.

      6.11 Certain Successor Options. To the extent not inconsistent with the terms, limitations and conditions of Code section 422 and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company) may contain terms that differ from those stated in this Article 6, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code section 424(a).

      6.12 Other Restrictions. In addition to the general requirements herein, the following restrictions apply to all Options granted under the Plan:

            (a) The aggregate number of shares of Stock reserved for issuance under Options granted hereunder to Insiders (as defined in the Manual) shall not exceed ten percent (10%) of the outstanding Stock;

            (b) The aggregate number of shares of Stock for which Options may be granted to Insiders, within a one (1) year period, shall not exceed ten percent (10%) of the outstanding Stock;

            (c) The aggregate number of shares of Stock for which Options may be granted to any one Insider and such Insider's Associates (as defined in the Manual), within a one (1) year period, shall not exceed five percent (5%) of the outstanding Stock;

            (d) The aggregate number of shares of Stock for which Options may be granted to a single individual, within a one (1) year period, shall not exceed five percent (5%) of the outstanding Stock;

            (e) Options granted to an Optionee who is engaged in Investor Relations Activities (as defined in the Manual) shall expire thirty (30) days after the Optionee ceases to be employed to provide Investor Relations Activities;

            (f) The aggregate number of shares of Stock subject to an Option granted to a consultant or to persons employed in Investor Relations Activities shall not exceed two percent (2%) of the outstanding Stock at the time of grant;

            (g) Options granted to consultants assisting in Investor Relations Activities shall vest in stages over a period of no less than 12 months with no more than one-quarter (1/4) of the Options vesting in any three month period; and

            (h) The Exercise Price for an Option granted to any Insider shall not be reduced without obtaining disinterested shareholder approval.


                                    ARTICLE 7
                                RESTRICTED STOCK

      7.1 Awards of Restricted Stock. The Committee may grant Awards of Restricted Stock, which shall be governed by a Restriction Agreement between the Company and the Grantee. Each Restriction Agreement shall contain such restrictions, terms, and conditions as the Committee may, in its discretion, determine, and may require that an appropriate legend be placed on the certificates evidencing the subject Restricted Stock. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted, provided that the Grantee has executed the Restriction Agreement governing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the foregoing documents within any time period prescribed by the Committee, the Award shall be void. At the discretion of the Committee, Shares issued in connection with an Award shall be deposited together with the stock powers with an escrow agent designated by the Committee. Unless the Committee determines otherwise and as set forth in the Restriction Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

      7.2 Non-Transferability. Until any restrictions upon Restricted Stock awarded to a Grantee shall have lapsed in a manner set forth in Section 7.3, such shares of Restricted Stock shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a Qualified Domestic Relations Order, nor shall they be delivered to the Grantee.

      7.3 Lapse of Restrictions. Restrictions upon Restricted Stock awarded hereunder shall lapse at such time or times (but, with respect to any award to a Grantee who is also a Section 16 Insider, not less than six months after the date of the Award) and on such terms and conditions as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

      7.4 Termination of Employment or Service. The Committee shall have the power to specify, with respect to each Award granted to any particular Grantee, the effect upon such Grantee's rights with respect to such Restricted Stock of the termination of such Grantee's employment or service under various circumstances, which effect may include immediate or deferred forfeiture of such Restricted Stock or acceleration of the date at which any then-remaining restrictions shall lapse; provided, however, that any unvested Restricted Stock shall immediately vest and any then-remaining restrictions shall lapse upon the death of the Grantee.

      7.5 Treatment of Dividends. At the time an Award of Restricted Stock is made, the Committee may, in its discretion, determine that the payment to the Grantee of any dividends, or a specified portion thereof, declared or paid on such Restricted Stock shall be (i) deferred until the lapsing of the relevant restrictions and (ii) held by the Company for the account of the Grantee until such lapsing. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum determined by the Committee. Payment of deferred dividends, together with interest thereon, shall be made upon the lapsing of restrictions imposed on such Restricted Stock, and any dividends deferred (together with any interest thereon) in respect of Restricted Stock shall be forfeited upon any forfeiture of such Restricted Stock.

      7.6 Delivery of Shares. Except as provided otherwise in Article 9 below, within a reasonable period of time following the lapse of the restrictions on shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such shares and such shares shall be free of all restrictions hereunder.

                                    ARTICLE 8
                            STOCK APPRECIATION RIGHTS

      8.1 SAR Grants. The Committee, in its sole discretion, may grant to any Grantee a SAR. The Committee may impose such conditions or restrictions on the exercise of any SAR as it may deem appropriate, including, without limitation, restricting the time of exercise of the SAR to specified periods as may be necessary to satisfy the requirements of Rule 16b-3.

      8.2 Determination of Price. The SAR Price shall be established by the Committee in its sole discretion. The SAR Price shall not be less than 100% (110% for a Grantee described in Section 6.3(b) hereof) of Fair Market Value of the Stock on the date the SAR is granted for a SAR issued in tandem with an Incentive Stock Option.

      8.3 Exercise of a SAR. Upon exercise of a SAR, the Grantee shall be entitled, subject to the terms and conditions of this Plan and the Agreement, to receive the excess for each share of Stock being exercised under the SAR of (i) the Fair Market Value of such share of Stock on the date of exercise over (ii) the SAR Price for such share of Stock.

      8.4 Payment for a SAR. At the sole discretion of the Committee, the payment of such excess shall be made in (i) cash, (ii) shares of Stock, or (iii) a combination of both. Shares of Stock used for this payment shall be valued at their Fair Market Value on the date of exercise of the applicable SAR.

      8.5 Status of a SAR under the Plan. Shares of Stock subject to an Award of a SAR shall be considered shares of Stock which may be issued under the Plan for purposes of Section 5.1 of this Plan, unless the Agreement making the Award of the SAR provides that the exercise of such SAR results in the termination of an unexercised Option for the same number of shares of Stock.

      8.6 Termination of SARs. A SAR may be terminated as follows:

            (a) During the period of continuous employment or service with the Company, Parent or Subsidiary, a SAR will be terminated only if it has been fully exercised or it has expired by its terms.

            (b) Upon termination of employment or service, the SAR will terminate upon the earliest of (i) the full exercise of the SAR, (ii) the expiration of the SAR by its terms, and (iii) not more than three months following the date of employment termination; provided, however, should termination of employment

(A) result from the death of the Grantee, the period referenced in clause (iii) hereof shall be one year or (B) be for Cause, the SAR will terminate on the date of employment termination. For purposes of the Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment unless otherwise provided in the Agreement or by the Company on the date of the leave of absence.

            (c) Subject to the terms of the Agreement with the Grantee, if a Grantee shall die prior to the termination of employment or service with the Company, Parent or Subsidiary and prior to the termination of a SAR, such SAR may be exercised to the extent that the Grantee shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Grantee, the estate of the Grantee or the person or persons to whom the SAR may have been transferred by will or by the laws of descent and distribution.

            (d) Except as otherwise expressly provided in the Agreement with the Grantee, in no event will the continuation of the term of a SAR beyond the date of termination of employment allow the Employee, or the Employee's beneficiaries or heirs, to accrue additional rights under the Plan, have additional SARs available for exercise, or receive a higher benefit than the benefit payable as if the SAR had been exercised on the date of employment termination.

      8.7 No Shareholder Rights. The Grantee shall have no rights as a shareholder with respect to a SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or rights except as provided in Section 5.2 of this Plan.

      8.8. SARs Granted in Tandem with Incentive Stock Options. In addition to the foregoing provisions, a SAR granted in tandem with an Incentive Stock Option shall be subject to the following requirements:

            (a) The SAR must expire no later than the expiration of the underlying Incentive Stock Option;

            (b) The SAR may be transferred only when the underlying Incentive Stock Option may be transferred and subject to the same conditions.

            (c) The SAR may be exercised only when the underlying Incentive Stock Option may be exercised; and

            (d) The SAR may be exercised only when the Fair Market Value of the Stock exceeds the Exercise Price of the underlying Incentive Stock Option.

                                    ARTICLE 9
                               STOCK CERTIFICATES

         The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the attempted exercise of any Option granted hereunder or any portion thereof, or deliver any certificate for shares of Restricted Stock granted hereunder, and no attempted exercise of an Option shall be effective prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

            (b) The completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the SEC or any other governmental regulatory body;

            (c) The obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable; and

            (d) The lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

      Stock certificates issued and delivered to Grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Stock pursuant to Options shall relieve the Company of any liability with respect to the non-issuance or sale of the Stock as to which such approval shall not have been obtained. The Company shall, however, use reasonable efforts to obtain all such approvals.

                                   ARTICLE 10
                            TERMINATION AND AMENDMENT

      10.1 Termination and Amendment. The Board may at any time terminate or amend the Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to:

            (a) Increase the total number of shares of Stock issuable pursuant to Incentive Stock Options under the Plan, except as contemplated in Section 5.2; or

            (b) Change the class of employees eligible to receive Incentive Stock Options that may participate in the Plan.


      10.2 Effect on Grantee's Rights. No termination, amendment, or modification of the Plan shall affect adversely a Grantee's rights under a Stock Option Agreement or Restriction Agreement without the consent of the Grantee or his legal representative.

                                   ARTICLE 11
                    RELATIONSHIP TO OTHER COMPENSATION PLANS

      The adoption of the Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company or any of its Subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its Subsidiaries from establishing any other form of incentive or other compensation plan for Employees or Directors of the Company or any of its Subsidiaries.

                                   ARTICLE 12
                                  MISCELLANEOUS

         12.1 Replacement or Amended Grants. At the sole discretion of the Committee, and subject to the terms of the Plan, the Committee may modify outstanding Options or Awards or accept the surrender of outstanding Options or Awards and grant new Options or Awards in substitution for them, provided that no modification of an Option or Award shall adversely affect a Grantee's rights under a Stock Option Agreement or Restriction Agreement without the consent of the Grantee or his legal representative.

         12.2 Leave of Absence. Unless provided otherwise in a particular Stock Option Agreement, the following provisions shall apply upon an Optionee's commencement of an authorized leave of absence:

            (a) The exercise schedule in effect for such Option shall be frozen as of the first day of the authorized leave, and the Option shall not become exercisable for any additional installments of shares of Stock during the period Optionee remains on such leave.

            (b) Should Optionee resume active Employee status within 60 days after the start date of the authorized leave, Optionee shall, for purposes of the applicable exercise schedule, receive service credit for the entire period of such leave. If Optionee does not resume active Employee status within such 60-day period, then no credit shall be given for the entire period of such leave.

            (c) In no event shall the Option become exercisable for any additional shares or otherwise remain outstanding if the Optionee does not resume Employee status prior to the Expiration Date of the option term.

      12.3 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

      12.4 Singular, Plural; Gender. Whenever used in this Plan, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

      12.5 Headings, etc., No Part of Plan. Headings of Articles and Sections of this Plan are inserted for convenience and reference; they do not constitute part of the Plan.

      12.6 Section 16 Compliance. With respect to Section 16 Insiders and "highly-compensated" persons under Section 162(m) of the Code, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act and with Section 162(m) of the Code. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed void to the extent permitted by law and deemed advisable by the Committee. In addition, if necessary to comply with Rule 16b-3 with respect to any grant of an Option hereunder, and in addition to any other vesting or holding period specified hereunder or in an applicable Stock Option Agreement, any Section 16 Insider acquiring an Option shall be required to hold either the Option or the underlying shares of Stock obtained upon exercise of the Option for a minimum of six months.

                                  EXHIBIT A to
                                 Oragenics, Inc.
                     2002 Stock Option and Incentive Plan -

Form of Stock Option Agreement

[Employees]


                                 ORAGENICS, INC.
                             STOCK OPTION AGREEMENT


THE TRANSFER OF THESE SECURITIES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE BLUE SKY LAWS, AND CANNOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS REGISTERED UNDER SUCH ACTS, OR EXEMPTIONS FROM SUCH REGISTRATION ARE AVAILABLE.

      THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into as of this ____ day of , , by and between Oragenics, Inc., a Florida corporation (the "Company"), and _________________ (the "Optionee").

      WHEREAS, on __________, 2002, the Board of Directors of the Company adopted a Stock Option and Incentive Plan known as the Company's "2002 Stock Option and Incentive Plan" (the "Plan"), and recommended that the Plan be approved by the Company's shareholders; and

      WHEREAS, on _____________, 2002, the shareholders of the Company adopted and approved the Plan; and

      WHEREAS, the Committee has granted the Optionee a stock option to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to remain in the employ of the Company; and

      WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan.

      NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

      1. Incorporation of Plan. This option is granted pursuant to the provisions of the Plan, and the terms and definitions of the Plan are incorporated into this Agreement by reference and made a part of this Agreement. The Optionee acknowledges receipt of a copy of the Plan.

      2. Grant of Option. Subject to the terms, restrictions, limitations and conditions stated in this Agreement, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option (the "Option") to purchase all or any part of the number of shares of the Company's Common Stock, $.001 par value per share (the "Stock"), set forth on Schedule A attached and incorporated into this Agreement by reference. The Option shall be exercisable in the amounts and at the time(s) specified on Schedule A. The Option shall expire and shall not be exercisable on the date specified on Schedule A or on such earlier date as determined pursuant to
Section 8 or 9 of this Agreement. Schedule A states whether the Option is intended to be an Incentive Stock Option.

      3. Purchase Price. The price per share to be paid by the Optionee for the shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market

Value (or 110% of the Fair Market Value if Optionee is a person described in Section 6.3(b) of the Plan) of a share of Stock as of the Date of Grant (as defined in Section 10 below) if the Option is an Incentive Stock Option.

      4. Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. If this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

      5. Option Non-Transferable. No Option shall be transferable by an Optionee other than by will or the laws of descent and distribution or, in the case of non-Incentive Stock Options, pursuant to a Qualified Domestic Relations Order or as otherwise permitted pursuant to Section 6.8 of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

      6. Notice of Exercise of Option. This Option may be exercised by the Optionee, or by the Optionee's administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached to this Agreement as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 14 below to the attention of the President, Chief Executive Officer or such other officer as the President or Chief Executive Officer may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 11 below, and (c) be accompanied by (i) a certified or cashier's check or, if acceptable to the Committee, a recourse note payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased under this Agreement, or (iii) a certified or cashier's check or, if acceptable to the Committee, a recourse note payable to the Company, accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check or note equals the total Exercise Price applicable to the shares being purchased under this Agreement. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

      7. Adjustment in Option. The number of Shares subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

      8. Termination of Employment.

      (a) Except as otherwise specified in Schedule A to this Agreement, in the event of the termination of the Optionee's employment with the Company or any of its Subsidiaries, other than a termination that is either (i) for Cause, (ii) voluntary on the part of the Optionee and without written consent of the Company, or (iii) for reasons of death or retirement, the Optionee may exercise this Option at any time within ninety (90) days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

      (b) Except as specified in Schedule A attached hereto, in the event of a termination of the Optionee's employment that is either (i) for Cause or (ii) voluntary on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate immediately and shall not thereafter be or become exercisable.

      (c) Unless and to the extent otherwise provided in Schedule A hereto, in the event of the retirement of the Optionee at the normal retirement date as prescribed from time to time by the Company or any Subsidiary, the Optionee shall continue to have the right to exercise any Options for shares which were Purchasable at the date of the Optionee's retirement at any time within ninety
(90) days after the date of retirement. This Option does not confer upon the Optionee any right with respect to continuance of employment by the Company or by any of its Subsidiaries. This Option shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company or one of its Subsidiaries.

      9. Death of Optionee. Except as otherwise set forth in Schedule A with respect to the rights of the Optionee upon termination of employment under
Section 8(a) above, in the event of the Optionee's death while employed by the Company or any of its Subsidiaries or within three months after a termination of such employment (if such termination was neither (i) for cause nor (ii) voluntary on the part of the Optionee and without the written consent of the Company), the appropriate persons described in Section 6 of this Agreement or persons to whom all or a portion of this Option is transferred in accordance with Section 5 of this Agreement may exercise this Option at any time within a period ending on the earlier of (a) the last day of the one year period following the Optionee's death or (b) the expiration date of this Option. If the Optionee was an employee of the Company at the time of death, any unvested rights to acquire shares pursuant to this Option shall immediately vest and this Option may be so exercised to the extent of the number of shares that were Purchasable under this Agreement at the date of death. If the Optionee's employment terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable under this Agreement at the date of such termination.

      10. Date of Grant. This Option was granted by the Committee on the date set forth in Schedule A (the "Date of Grant").

      11. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law, and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon an attempted exercise of this Option that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the SEC) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 11.

      12. Restriction on Disposition of Shares. Unless the Company otherwise agrees in writing, the shares purchased pursuant to the exercise of an Incentive Stock Option shall not be transferred by the Optionee except pursuant to the Optionee's will, or the laws of descent and distribution, until such date which is the later of two years after the grant of such Incentive Stock Option or one year after the transfer of the shares to the Optionee pursuant to the exercise of such Incentive Stock Option.

      13. Termination as a Subsidiary of the Company. In the event that Optionee is employed by a Subsidiary of the Company and the Company or its Subsidiaries cease to own greater than 50% of such Subsidiary, this Option shall terminate on the date the Company or its Subsidiaries cease to own greater than 50% of such Subsidiary unless the Board or the Committee determines otherwise.

      14. Miscellaneous.

      (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

      (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.

      (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to the executive offices of the Company at 12085 Research Drive, Alachua, Florida 32615, or at such other addresses that the parties provide to each other in accordance with the foregoing notice requirements.

      (d) This Agreement may not be modified except in writing executed by each of the parties to it.

      IN WITNESS WHEREOF, the Committee has caused this Stock Option Agreement to be executed on behalf of the Company, and the Optionee has executed this Stock Option Agreement, all as of the day and year first above written.


ORAGENICS, INC.                              OPTIONEE


By:
   -----------------------------------       ----------------------------------
   Name:                                     Name:
        ------------------------------            -----------------------------
   Title:                                    Address:
         -----------------------------               --------------------------

                                                     --------------------------

                                                     --------------------------

                                   SCHEDULE A
                                       TO
                             STOCK OPTION AGREEMENT
                                     BETWEEN
                                 ORAGENICS, INC.

AND
                          ----------------------------


                            Dated:
                                   ------------------


1. Number of Shares Subject to Option: Shares.

2. This Option (Check one) [ ] is [ ] is not an Incentive Stock Option.

3. Option Exercise Price: $ per Share.

4. Date of Grant:  ___________________

5. Option Vesting Schedule:

                  Check one:

                  ( ) Options are exercisable with respect to all shares on or after the date hereof.

                  ( ) Options are exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares:

                           No. of Shares                 Vesting Date
                           -------------                 ------------

6. Option Exercise Period:

                  Check One:

                  ( ) All options expire and are void unless exercised on or before _______________, ____.


                  ( ) Options expire and are void unless exercised on or before the date indicated next to the number of shares:

                           No. of Shares                 Expiration Date
                           -------------                 ---------------

7. Effect of Termination of Employment of Optionee. [If different from Sections 8 or 9 of Stock Option Agreement]

                                   SCHEDULE B
                                       TO
                             STOCK OPTION AGREEMENT
                                     BETWEEN
                                 ORAGENICS, INC.

AND
                          ----------------------------



                            Dated:
                                   ------------------

                               NOTICE OF EXERCISE


      The undersigned hereby notifies Oragenics, Inc. (the "Company") of this election to exercise the undersigned's stock option to purchase __________ shares of the Company's common stock, $.001 par value per share (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated _______________________, _____. Accompanying this Notice is (1) a certified or a cashier's check or, if acceptable to the Committee, a recourse note payable to the Company, in the amount of $________________ payable to the Company, and/or (2) __________ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the Company's 2002 Stock Option and Incentive Plan (the "Plan")) as of the date hereof of $_______________, and/or (3) authorization to withhold __________ shares of Stock otherwise issuable upon exercise of the Option having an aggregate Fair Market Value (as defined in the Plan) as of the date hereof of $_______________, with such shares of Stock that are withheld being credited against the Exercise Price, such amounts of (1), (2) and (3) being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 5.2 of the Plan).

      IN WITNESS WHEREOF, the undersigned has set his hand and seal, this _______ day of , _____.

                              OPTIONEE [OR OPTIONEE'S ADMINISTRATOR,
                              EXECUTOR OR PERSONAL REPRESENTATIVE]




                                   --------------------------------------------
                              Name:
                                   --------------------------------------------
                              Position (if other than Optionee):
                                                               ----------------

                                                                      Appendix B


                                 Oragenics, Inc.

                    Request for Interim Financial Statements

In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and beneficial shareholders of the subject Corporation may elect annually to receive interim corporate mailings, including interim financial statements of the Corporation, if they so request. If you wish to receive such mailings, please complete and return this form to:

                                 Oragenics, Inc.
                               Investor Relations
                            13700 Progress Boulevard
                                Alachua, FL 32653




NAME:
      -------------------------------------
ADDRESS:
        -----------------------------------

        -----------------------------------

POSTAL CODE:
            -------------------------------

I confirm that I am an owner of common stock of the Corporation.


SIGNATURE OF
SHAREHOLDER:                                 DATE:
            -------------------------------       ------------

CUSIP:                              684023104

SCRIP COMPANY CODE:                 ORGQ

                                                                      Appendix C

                     2006 ANNUAL MEETING OF SHAREHOLDERS OF
                                 ORAGENICS, INC.
         TO BE HELD AT 13700 PROGRESS BOULEVARD, ALACHUA, FLORIDA 32615
                 ON FRIDAY, MAY 5, 2006 AT 10:00 A.M. LOCAL TIME

The undersigned shareholder of Oragenics, Inc.(the "Company"), Alachua, Florida, hereby constitutes and appoints Robert Zahradnik and Paul A. Hassie, or either one of them, each with full power of substitution or in the place of the foregoing, ____________________ as proxyholder for and on behalf of the undersigned shareholder with the power of substitution to attend, act and vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the 2006 Annual Meeting of Shareholders or at any adjournments thereof (the "Annual Meeting"), upon the proposals described in the Notice to the Holders of Common Stock of the Annual Meeting of Shareholders and Proxy Statement, both dated March 24, 2006, the receipt of which is acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote on any shareholder proposals not submitted to the Company for a vote of the shareholders at the Annual Meeting within a reasonable time prior to the mailing of the proxy materials, as well as on the election of any person as a Director if a Director nominee named in Proposal I is unable to serve or for good cause will not serve, and on matters incident to the conduct of the Annual Meeting. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting. The Board of Directors recommends a vote FOR the proposals.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ORAGENCIS, INC. AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE.

     VOTE THIS PROXY CARD TODAY BY RETURNING IT IN THE ENCLOSED ENVELOPE OR
                          TELEFAXING TO (212) 509-5150

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposal.

Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

                  Shares Held:
                               -------------------------------------------------

Signature of Shareholder
                         -------------------------------------------------------

Signature of Shareholder (If held Jointly)
                                           -------------------------------------


Dated:
      -------------------------------------------
THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.


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


PROXY

Proposal I: Election of Directors. On the proposal to elect the following Directors to serve until the indicated Annual Meeting of Shareholders of the Company and until their successors are elected and qualified:

David J. Gury              For |_|   Withhold Authority |_|
George T. Hawes            For |_|   Withhold Authority |_|
Jeffrey D. Hillman         For |_|   Withhold Authority |_|
Robert T. Zahradnik        For |_|   Withhold Authority |_|

Proposal II: Approval of the Company's Amended and Restated 2002 Stock Option and Incentive Plan. On the Proposal to approve the Amended and Restated 2002 Stock Option and Incentive Plan to increase the shares available for issuance from 1,500,000 to 3,000,000 shares and to ratify prior amendments to the Plan:

           For |_|              Against |_|                 Abstain |_|


INSTRUCTIONS FOR COMPLETION OF PROXY

1. THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.

This form of proxy ("Instrument of Proxy") MUST BE SIGNED by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and IF EXECUTED BY AN ATTORNEY, OFFICER, OR OTHER DULY APPOINTED REPRESENTATIVE, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2. IF THIS INSTRUMENT OF PROXY IS NOT DATED in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Continental Stock Transfer & Trust Company.

3. A REGISTERED SHAREHOLDER WHO WISHES TO ATTEND THE MEETING AND VOTE ON THE RESOLUTIONS IN PERSON, may simply register with the scrutineers before the Meeting begins.

A REGISTERED SHAREHOLDER WHO IS NOT ABLE TO ATTEND THE MEETING IN PERSON BUT WISHES TO VOTE ON THE RESOLUTION, may do the following:

      (A) APPOINT ONE OF THE MANAGEMENT PROXYHOLDERS named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favor of each matter identified on this Instrument of Proxy and for the nominees of management for directors as identified in this Instrument of Proxy;

      OR

      (B) APPOINT ANOTHER PROXYHOLDER, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE REGISTERED SHAREHOLDER ON ANY POLL of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, THE REGISTERED SHAREHOLDER MAY STILL ATTEND THE MEETING AND MAY VOTE IN PERSON. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of CONTINENTAL STOCK TRANSFER & TRUST COMPANY by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                PROXY DEPARTMENT
                                17 BATTERY PLACE
                             NEW YORK, NY 10004-1123
                               FAX: (212) 509-5150


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